UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP One Post Office Square Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT March 31, 2017

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	April 24, 2017

Dear Shareholders,

After a relatively weak fiscal 2015, the market sprung to life, led by the Russell 2000® Index’s gain of 26.22% following a decline of 9.76% in the prior fiscal year. Large and mid-cap stocks also posted strong gains, with the S&P 500® Index and the Russell Midcap® Index up 17.17% and 17.03%, respectively. Impressively, since the most recent market trough on February 11, 2016, the S&P 500 is up 32.35% and the Russell 2000 is up 47.85%.

Since the fall U.S. election, the market has been salivating over the prospects of meaningful tax cuts and a rollback of regulations. Events during the last month threw a bit of cold water on these hopes, as President Trump was unable to push his healthcare bill through Congress. As a result, “Trump trade” beneficiaries softened and secular growth stories regained favor. The Information Technology and Health Care sectors performed particularly well with this backdrop and were up 12.6% and 8.6%, respectively, during the most recent quarter. Policy delays remain a potential threat to the market’s rally, as illustrated by the more domestically-oriented Russell 2000’s underperformance of late.

Despite only modest improvement in the tepid economic expansion we are currently experiencing, stocks have been able to accelerate to the upside as investor sentiment has turned more optimistic. Indicators such as mutual fund net inflows show that investor confidence is on the rise. While the market’s recent spike and increased investor confidence has us more cautious, we don’t yet sense euphoria. We continue to see plenty of reasons to remain invested, least of which is the inherent difficulty of attempting to time the market.

Alongside fiscal uncertainty, the market is also facing tightening monetary policy, with the Federal Reserve (the “Fed”) having recently raised short-term interest rates by 0.25% in March. The Fed is expected to raise rates twice more during the balance of 2017. With employment at full levels and economic indicators pointing up, we think the economy is strong enough to handle a move away from ultra-accommodative monetary policy.

Perhaps most encouraging, earnings growth could carry the torch for the next leg of the rally. After nearly two years of earnings declines, earnings returned to modest growth in late 2016 and are expected to snap back a vigorous 22% in 2017, as foreign exchange headwinds abate, the Energy sector recovers, the U.S. exits its industrial recession, and international markets improve.

While stocks look relatively expensive today at 18.2x times 2017 earnings, if one assumes a modest 10% EPS growth rate over the next couple years the multiple quickly scales down to 16.5x on 2018 earnings and 15x on 2019 earnings. In sum, while the market’s impressive spike may have borrowed some from the rest of 2017’s returns, we see reason to remain optimistic based on fundamental improvement. Any forthcoming corporate tax cuts would be icing on the cake (and upside to those earnings estimates).

Please read on for a discussion of Fund themes and ideas.

Davenport Core Fund

The following chart represents Davenport Core Fund (DAVPX) performance and the performance of the S&P 500 Index*, the Core Fund’s primary benchmark, for the periods ended March 31, 2017.

	Fiscal Q4 2017	1 Year	3 Years**	5 Years**	10 Years**	Since Inception 1/15/98**	Fiscal Year 2017 Expense Ratio
Core Fund	6.60%	16.56%	8.55%	11.78%	7.63%	6.57%	0.90%
S&P 500 Index*	6.07%	17.17%	10.37%	13.30%	7.51%	6.84%

30-Day SEC Yield: 0.39%; Expense Ratio in current prospectus: 0.92%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns for periods greater than one year are annualized.

The Core Fund finished the year on a strong note, gaining 6.60% during the last quarter, ahead of the S&P 500’s Index advance of 6.07%. On the year, the fund gained 16.56% compared to the S&P 500’s Index return of 17.17%. We were pleased with the fund’s performance, which comes on the heels of a -2.39% return in fiscal 2016. As mentioned in our macro-economic commentary, the market’s preferences within large cap shifted sharply from fiscal Q3 2016 to Q4 2016. In Q3, investors sold dependable growth companies to buy cyclically-oriented outfits expected to benefit under the new administration’s policies. As some realism set in on the difficulty passing any proposed policy changes, dependable growth companies once again outperformed in fiscal Q4.

Our top performers during the year included Financial stocks such as JP Morgan (JPM) Citigroup (C) and Capital One Financial (COF), each of which benefitted from the anticipation of de-regulation and higher interest rates. Faster-growing, high-quality technology companies, such as Adobe (ADBE), Priceline (PCLN), American Tower (AMT) and Visa were also key contributors. CarMax (KMX) was also a contributor during the year, but came under assault near year end as used car prices drifted lower and some concerns have cropped up around auto lending practices. We chipped our position ahead of some of these concerns but remain confident about KMX’s long-term success built around its no-haggle pricing and superior customer service.

Fortunately, actions we took throughout the year have begun to pay off more recently. We took advantage of the market’s rotating popularity to buy positions in secular growth companies Facebook (FB) and MasterCard (MA) at a time when their performance had lagged. Both positions are up around 10% from our Q4 purchases and we see significant upside potential for both.

As has widely been discussed, the Health Care sector has struggled, as concerns about drug pricing pressure weighed on sentiment. This sell-off followed several years of strong gains for the group driven by innovation in new drugs, an aging population, an accommodative approval stance at the Federal Drug Administration, strong cash generation, and acquisitions. Within Health Care we are particularly attracted to the biotechnology subsector as this is where the greatest concentration of innovation is occurring. Already owners of both Celgene (CELG) and Amgen (AMGN), we increased our exposure to this arena through the iShares Biotech ETF (IBB), whose diversity mitigates the single-drug risk typical of investing in the sector. At our entry point, the valuations of the major holdings in the IBB had compressed to match the market multiple, a level we found attractive for this collection of companies with above-average, secular and profitable revenue growth.

Towards the end of the year, we purchased meat and snack food company Hormel (HRL). This small-town Minnesota-based company has an impressive track record of creating wealth for shareholders by acquiring and nurturing brands. The company’s 30 brands with a #1 or #2 market share position include Spam, Jennie-O Turkey, Skippy Peanut Butter, Applegate Farms, Wholly Guacamole, and Muscle Milk. Shares have suffered over the past couple years due to an avian flu outbreak negatively impacting the turkey business, offering an attractive entry point into this conservatively run business with nearly 20% returns on capital.

To fund these purchases, we have consistently been chipping back positions that have worked well for us and are starting to look more fairly valued. Examples during the quarter include CME Group (CME), JPMorgan Chase & Co (JPM), and Priceline (PCLN). All told, despite the market hitting new highs, we are finding plenty of opportunities to further improve the positioning of the fund.

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (DVIPX) performance and the performance of the S&P 500 Index*, the Value & Income Fund’s primary benchmark, and the Lipper Equity Income Index* for the periods ended March 31, 2017.

	Fiscal Q4 2017	1 Year	3 Years**	5 Years**	Since Inception 12/31/10**	Fiscal Year 2017 Expense Ratio
Value & Income Fund	2.94%	13.60%	8.17%	12.18%	12.61%	0.89%
S&P 500 Index*	6.07%	17.17%	10.37%	13.30%	13.01%
Russell 1000® Value Index	3.27%	19.22%	8.67%	13.13%	12.33%
Lipper Equity Income Index*	4.03%	16.08%	7.78%	11.33%	10.99%

30-Day SEC Yield: 1.87%; Expense Ratio in current prospectus: 0.93%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Index is an unmanaged index of the 30 largest funds in the Lipper Equity Income fund category. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns for periods greater than one year are annualized.

The Value & Income Fund advanced 2.94% during the final quarter of fiscal 2016, versus the 6.07% gain for the S&P 500 Index and the 4.03% gain for the Lipper Equity Income Index. The fund returned 13.60% for the year, compared to 17.17% and 16.09% for the S&P 500 Index and the Lipper Equity Income Index, respectively.

Leading title insurer Fidelity National Financial (FNF) was a top performer during the year, advancing nearly 15% in Q4 on the heels of strong earnings. We believe the upcoming spin of the company’s majority stake in mortgage servicing technology provider Black Night Financial Services (BKFS) will serve as a catalyst for the shares, removing a layer of complexity while also leaving FNF with significant balance sheet capacity and an attractive dividend (~4% dividend yield post spin). Key detractors included Kroger (KR), which struggled amid reports of an intensifying competitive environment, and Occidental Petroleum (OXY), which underperformed alongside a swoon in the Energy sector.

We used the aforementioned weakness in the Energy sector to purchase new positions in Royal Dutch Shell (RDSB) and Marathon Petroleum (MPC). While we are more constructive on energy prices in light of recent weakness and improving supply/demand dynamics, we also feel these two businesses possess many company-specific value drivers. We think new management at Shell has made meaningful progress on cutting the company’s bloated cost structure and has shifted the focus to cash flow and returns (dividend yields >6%). We also like the company’s position in LNG and in Brazil’s deepwater, which we think is one of the best oil basins in the world. In the case of Marathon, while we remain cognizant of the above-average risks of owning a refiner, we take comfort in MPC’s investment-grade balance sheet and note that we are buying when refining profitability is already at a cyclical low (suggesting favorable risk/reward going forward). Furthermore, we note that the company has embarked down the road on unlocking the value of its vast portfolio of midstream assets and one of the nation’s best gas station chains, Speedway. If Marathon is able to successfully complete these initiatives, we see substantial upside over the next few years, based on our sum of the parts valuation.

We also initiated a position in Delta Airlines (DAL). Equity investors are well aware of the dramatic transformation that has occurred over the last several years in the airline industry, which is now generating impressive profits and returns on capital after struggling to do so for decades. Delta has been leading the transformation and is the farthest along the path of progress of any of the network carriers. Despite an outstanding track record in recent years and a bright outlook for sustainable profitability, the market remains skeptical, and Delta trades at a sharp discount to the market. Considering the company’s plans to return more than 9% of its current market cap to shareholders over each of the next three years via buybacks and dividends (current yield ~1.7%), we find the risk/reward profile to be compelling.

Value oriented strategies struggled to keep up with growth strategies as the year came to a close as interest rates crept up and optimism surrounding the economy continued to build. In fact, the Lipper Large Cap Growth category outpaced Lipper Large Cap Value by nearly 7% during the period. While our relative performance was slightly disappointing this quarter, we remain confident in the fund’s positioning and continue to believe the strategy is able weather a variety of different environments. Recent activity illustrates a move into some more cyclical entities that will benefit from an improving economy and be less susceptible to rising interest rates. As always, we remain focused on finding quality companies at inexpensive valuations with solid and growing dividends that can create value over a full economic cycle.

Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (DEOPX) performance and the performance of the Russell Midcap Index*, the Equity Opportunities Fund’s primary benchmark, and the S&P 500 Index* for the periods ended March 31, 2017.

	Fiscal Q4 2017	1 Year	3 Years**	5 Years**	Since Inception 12/31/10**	Fiscal Year 2017 Expense Ratio
Equity Opportunities Fund	4.55%	7.57%	5.26%	10.99%	11.93%	0.92%
Russell Midcap Index	5.15%	17.03%	8.48%	13.09%	12.24%
S&P 500 Index*	6.07%	17.17%	10.37%	13.30%	13.01%

30-Day SEC Yield: -0.08%; Expense Ratio in current prospectus: 0.95%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000®. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns for periods greater than one year are annualized.

The Equity Opportunities Fund posted a solid 4.55% gain in the final quarter of the fiscal year. This was a hair behind the Russell Midcap Index at 5.15% and the S&P 500 Index at 6.07%. On the year, the fund gained 7.57%, compared to 17.03% and 17.17% for the Russell Midcap Index and S&P 500 Index, respectively. A number of our holdings performed quite well; however, we believe that a handful remain depressed but could offer outsized returns in coming quarters.

American Tower (AMT) was a top contributor throughout the year. The stock moved to new highs as investors gained comfort with the outlook for 2017. Wireless data consumption remains a very powerful tailwind and the company may benefit from the ongoing development of wireless networks both here and abroad. Domestically, the looming introduction of fifth generation (5G) networks could bring a new leg of growth to the story. Sherwin-Williams (SHW) was another top performer. The paint and coatings company got a lift from optimism surrounding both the housing market and the company’s pending acquisition of Valspar (VAL). We continue to think synergies from this deal and steady growth in the existing business may imply substantial upside potential for the stock. Both AMT and SHW represent core positions that we think may deliver above average returns for years to come.

CarMax was a top contributor for the year, but ran into headwinds in the final quarter. While recent results have been better than investor expectations, the stock has become a controversial name due to concerns surrounding the potential for falling used car prices and intensifying competition. Though prevailing headlines have made our decision to stick with the name somewhat contrarian, we continue to believe in the company’s value proposition, new store growth opportunity and potential for market share gains.

TripAdvisor (TRIP) was a key detractor during the year. The stock has declined sharply as the company’s business transition has proven more difficult than originally anticipated. As a reminder, management is sacrificing short-term earnings in order to transition the company from an advertising-based model to more of a transaction-based model and one-stop shop for travel planning. We respect the company’s decision to invest for the sake of long-term growth and think this transition could ultimately yield a better business model and a higher equity value. However, few investors have been willing to own companies with headwinds (self-inflicted in this case) in what has been a momentum-oriented environment.

We added to our position in Martin Marietta Materials (MLM). We first bought the stock late last year and saw it immediately jump as the “Trump trade” benefited shares of infrastructure-related companies. MLM is the second-largest producer of construction aggregates in the U.S. This is another wide moat business with significant barriers to entry. It also has significant pricing power given oligopolies in most local markets. For instance, during the Great Recession, MLM lost 50% of its volume but selling prices increased 40% over the same timeframe. The shares now appear timely as housing starts remain below trend and money from the federal highway bill and various state transportation initiatives are just beginning to flow. In total, we think MLM has the potential to double operating cash flow over the next few years.

While we had a strong close to the year, we still think our fund’s current makeup could yield above average gains. A number of our key names have demonstrated subdued performance of late, but we believe they still offer considerable value. We also note our fund has taken on more of a cyclical tilt as evidenced by the purchases mentioned above. We are comfortable with this given our belief that improved economic growth could yield accelerating earnings growth for more economically sensitive areas.

Davenport Small Cap Focus Fund

The following chart represents performance of the Davenport Small Cap Focus Fund (DSCPX) and the performance of the fund’s primary benchmark, the Russell 2000 Index*, for the periods ended March 31, 2017.

	Fiscal Q4 2017	1 Year	Since Inception 12/31/14**	Fiscal Year 2017 Expense Ratio
Small Cap Focus Fund	5.39%	29.87%	9.02%	1.06%
Russell 2000 Index*	2.47%	26.22%	7.97%

30-Day SEC Yield: 0.01%; Expense Ratio in current prospectus: 1.17%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell is a trademark of Frank Russell Company. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns for periods greater than one year are annualized.

The Davenport Small Cap Focus Fund closed out the fiscal year on a solid note, gaining 5.39% and 29.87% for the final quarter and full year, respectively. This compares favorably to the Q4 and full year gains of 2.47% and 26.22% for the Russell 2000 Index. Following the dramatic election-fueled rally at the end of calendar 2016, small cap returns were a bit more subdued compared to large cap indices. However, we were pleased to see continued momentum in the most recent quarter, with solid gains on both a relative and absolute basis.

Animal health holdings VCA Antech (WOOF) and Heska Corporation (HSKA) were key contributors in the most recent quarter and for the full year. WOOF, the leading animal hospital and reference lab operator, produced steady gains throughout 2016, but got an added boost in January when the company agreed to be acquired by Mars Inc. for a ~31% premium. Given the stock’s narrow spread to the announced takeout value, we elected to sell the position. Heska Corp. is an emerging player in the rapidly growing vet diagnostic equipment business. The company’s differentiated market approach (which emphasizes low upfront payments and long-term contracts for consumables) has allowed the company to post impressive share gains and revenue growth alongside strong margin improvement and a predictable cash flow stream. The stock advanced more than 45% during the most recent quarter, having more than doubled since our original purchase. While we decided to reduce the position alongside strength, we remain confident in the company’s growth prospects and continue to think the stock has takeout potential.

Other key contributors during the quarter included regional casino operator Monarch Casino (MCRI), in addition to building products concerns American Woodmark Holdings (AMWD) and Builders Firstsource (BLDR). We were also pleased to see a rebound in real estate asset manager Cohen and Steers (CNS) having increased the position in the prior quarter. Coremark (CORE), a convenience retail distribution company, and Mistras Group (MG), which provides testing and compliance solutions to the oil and gas industry, were key detractors during the period.

We recently initiated a position in Tanger Factory Outlet Centers (SKT), which is the only REIT focused primarily on outlet shopping centers. While admittedly contrarian, we feel recent consternation regarding the disintermediation of bricks and mortar retailing models has provided an opportunity in an investment grade company with a consistent track record, a solid growth opportunity and an attractive dividend that can grow. Relative to full-price bricks and mortar locations, we believe outlet centers remain a key component of apparel manufacturers’ go-to-market strategy and note that the category has been resilient in recessions (occupancy bottomed at 95% in 2009 versus 97.7% today). Furthermore, the industry does not appear over-built, providing a runway for growth. In fact, SKT estimates the outlet industry only comprises ~70 million square feet of quality space, which is smaller than the retail space in the city of Chicago. The shares currently trade for roughly 13.2x 2017 adjusted funds from operations (AFFO) estimates and sport a dividend yield north of 4%. We feel this is attractive given the stable growth profile, strong balance sheet, conservative dividend payout ratio (56% of AFFO) and impressive history of dividend growth (dividend has increased for 23 consecutive years).

In sum, we are pleased with recent performance and confident in the fund’s positioning. Though we would not be surprised to see small caps take a bit of a breather, we continue to believe the asset class is well positioned to benefit from an improving economy given its domestic bias.

Davenport Balanced Income Fund

The following chart represents Davenport Balanced Income Fund (DBALX) performance, and performance of the fund’s primary benchmark, the S&P 500 Index along with the Morningstar Allocation 50-70% Equity Index for the period ended March 31, 2017.

	Fiscal Q4 2017	1 Year	Since Inception 12/31/15**	Fiscal Year 2017 Expense Ratio
Balanced Income Fund	2.37%	8.59%	9.30%	1.13%
S&P 500 Index	6.07%	17.17%	14.75%
Morningstar Allocation 50-70% Equity	3.84%	10.51%	9.12%

30-Day SEC Yield: 1.56%; Expense Ratio in current prospectus: 1.25%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell is a trademark of Frank Russell Company. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns for periods greater than one year are annualized.

The Balanced Income Fund gained 2.08% in the final quarter of fiscal 2016, versus a 3.82% increase for the Morningstar Allocation 50-70% Equity Index. For the full fiscal year, the fund returned 8.59% compared to 10.51% for the Morningstar Allocation 50-70% Equity Index.

Following a year of outperformance for value oriented strategies, we witnessed a quick shift to outperformance of growth in the final quarter of 2016 as interest rates crept up and overall optimism surrounding the economy increased. In fact, the Lipper Large Cap Growth category outpaced Lipper Large Cap Value by nearly 7.00% in the quarter. While the Financial sector took a breather during the transition to growth, our selections within the sector contributed most to our performance. Title insurer Fidelity National Financial (FNF) was the leading contributor, advancing ~15% following strong earnings. On the other hand, our underweight allocation to the Information Technology sector detracted from our performance as the likes of Facebook (FB) and Apple (AAPL) posted outsized returns.

During the quarter, we initiated a position in Tanger Factory Outlet Centers (SKT), the only REIT exclusively focused on outlet shopping centers with a portfolio of 44 centers in 22 states and Canada. We feel the growth runway for outlet centers seems strong and they appear to be recession resilient. Since going public in 1993, SKT has increased its dividend every year, while still maintaining an occupancy rate of at least 95%. We believe SKT is a strong long-term investment with a balance of current income (4% dividend yield) and modest capital appreciation potential. The recent concerns over higher interest rates and lackluster retail sales appear to have provided an excellent entry point for these shares.

The bond market traded in a tight range during fiscal Q1 2017 as if it was in a “wait-and-see” mode in respect to the promised changes from the new Trump administration. U.S. Treasuries briefly broke out of the range weeks ahead of the March Fed meeting, selling off due to hawkish commentary from various Federal Open Market Committee members. After the Fed raised the Fed Funds rate in March for the second time in three months, U.S. Treasury yields retreated from their highs due to a less hawkish outlook and an unsuccessful attempt to repeal and replace the Affordable Care Act. The U.S. Treasury curve ended the quarter flatter, as short rates sold off while long rates actually finished lower than where we started the year.

Our structural decision to barbell the fixed allocation of the fund has served us well through the first quarter. In the front end, our floating rate note positions have allowed us to take advantage of rising rates. These securities have coupons that adjust quarterly to a spread over 3-month LIBOR, and as short rates continue to rise these assets could generate higher income. These short duration floaters allow us to take advantage of the intermediate (7-10 year) part of the corporate bond yield curve where we see more value and less volatility, while still maintaining a defensive structure.

The bond assets, invested in high quality corporate bonds, seek to compliment the conservative equity investments and reduce volatility. As we continue to remain defensive, the bond allocation has an average maturity of 4.64 years and a duration of 3.82 years. The bond benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Index has a duration of 4.06 years. The bond portion of the fund is invested in 38 different issues across 9 different sectors of the corporate market. The highest sector concentrations are 20.63% and 17.16% in Industrials and Consumer Discretionary respectively. Over the quarter, we increased our floating rate note exposure to 21.25%.

While our relative performance was slightly disappointing this quarter, we are confident in the fund’s positioning and ability to withstand a variety of different environments as marketplace uncertainty remains. Our move into more cyclical equity names and defensive positioning in the bond portion of the fund should continue to provide a volatility buffer in the near future, while focusing on current income and long-term capital appreciation.

In conclusion, we are pleased that the Davenport Funds are off to a good start thus far in 2017. We thank you for your trust and look forward to reporting back as we proceed through the year.

Sincerely,

John P. Ackerly IV, CFA

President, The Davenport Funds

DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns (for years ended March 31, 2017)
	1 Year	5 Years	10 Years
Davenport Core Fund(a)	16.56%	11.78%	7.63%
Standard & Poor’s 500® Index	17.17%	13.30%	7.51%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	5 Years	Since Inception(b)
Davenport Value & Income Fund(a)	13.60%	12.18%	12.61%
Standard & Poor’s 500® Index	17.17%	13.30%	13.01%
Russell 1000® Value Index	19.22%	13.13%	12.33%
Lipper Equity Income Index	16.08%	11.33%	10.99%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

*	Effective March 31, 2017, the Russell 1000® Value Index will be the Fund’s primary benchmark instead of the Standard & Poor’s 500® Index.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	5 Years	Since Inception(b)
Davenport Equity Opportunities Fund(a)	7.57%	10.99%	11.93%
Russell Midcap® Index	17.03%	13.09%	12.24%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

DAVENPORT SMALL CAP FOCUS FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	Since Inception(b)
Davenport Small Cap Focus Fund(a)	29.87%	9.02%
Russell 2000® Index	26.22%	7.97%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2014.

DAVENPORT BALANCED INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	Since Inception(b)
Davenport Balanced Income Fund(a)	8.59%	9.30%
Standard & Poor’s 500® Index	17.17%	14.75%
Blended 60% Standard & Poor’s 500® Index / 40% Bloomberg Barclays Intermediate Government/Credit Bond Index	10.25%	9.74%
Morningstar US OE Allocation - 50% to 70% equity	10.51%	9.12%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2015.

DAVENPORT CORE FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Markel Corporation	3.5%
Capital One Financial Corporation	3.5%
Brookfield Asset Management, Inc. - Class A	3.1%
American Tower Corporation	3.0%
Visa, Inc. - Class A	3.0%
Johnson & Johnson	2.9%
Danaher Corporation	2.7%
Citigroup, Inc.	2.7%
Berkshire Hathaway, Inc. - Class B	2.7%
Accenture plc - Class A	2.6%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Johnson & Johnson	3.3%
Capital One Financial Corporation	3.3%
FNF Group	2.9%
Markel Corporation	2.9%
JPMorgan Chase & Company	2.8%
Citigroup, Inc.	2.6%
Watsco, Inc.	2.6%
Merck & Company, Inc.	2.5%
Diageo plc - ADR	2.3%
Time Warner, Inc.	2.3%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Colfax Corporation	6.3%
Capital One Financial Corporation	5.7%
American Tower Corporation	5.7%
Brookfield Asset Management, Inc. - Class A	5.4%
Live Nation Entertainment, Inc.	5.3%
Dollar Tree, Inc.	5.3%
CarMax, Inc.	5.2%
WABCO Holdings, Inc.	5.1%
DISH Network Corporation - Class A	5.0%
Markel Corporation	4.5%

DAVENPORT SMALL CAP FOCUS FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Monarch Casino & Resort, Inc.	4.7%
American Woodmark Corporation	3.2%
Cohen & Steers, Inc.	3.2%
Genesee & Wyoming, Inc. - Class A	3.1%
Seaboard Corporation	3.1%
FRP Holdings, Inc.	3.0%
VWR Corporation	2.9%
Liberty TripAdvisor Holdings, Inc. - Series A	2.9%
Colfax Corporation	2.9%
Live Nation Entertainment, Inc.	2.7%

DAVENPORT BALANCED INCOME FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Johnson & Johnson	1.7%
	Capital One Financial Corporation	1.7%
	FNF Group	1.6%
	Markel Corporation	1.5%
	JPMorgan Chase & Company	1.5%
	Citigroup, Inc.	1.4%
	Watsco, Inc.	1.4%
	Merck & Company, Inc.	1.3%
	Diageo plc - ADR	1.3%
	Time Warner, Inc.	1.2%

Equity Sector Concentration vs. the S&P 500® Index (59.1% of Net Assets)

Corporate Bond Portfolio (36.7% of Net Assets)		Credit Quality	Composite Quality
Number of Fixed-Income Securities	38	AAA	—
Average Quality	A	AA	20.8%
Effective Maturity	4.6 yrs	A	55.5%
Average Effective Duration	3.8 yrs	BBB	23.7%

Sector Breakdown	% of Corporate Bond Portfolio
Financials	35.0%
Consumer Staples	18.5%
Health Care	14.5%
Consumer Discretionary	9.0%
Information Technology	8.0%
Industrials	5.9%
Telecommunication Services	5.9%
Energy	3.2%

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS March 31, 2017
COMMON STOCKS — 95.2%	Shares	Value
Consumer Discretionary — 12.3%
Amazon.com, Inc. (a)	7,866	$6,973,524
CarMax, Inc. (a)	144,818	8,576,122
Discovery Communications, Inc. - Series C (a)	269,609	7,632,631
Liberty Broadband Corporation - Series C (a)	51,714	4,468,090
Liberty SiriusXM Group - Series A (a)	45,012	1,751,867
Liberty SiriusXM Group - Series C (a)	137,789	5,343,457
Priceline Group, Inc. (The) (a)	4,616	8,216,341
Walt Disney Company (The)	53,891	6,110,700
		49,072,732
Consumer Staples — 10.0%
Anheuser-Busch InBev SA/NV - ADR	41,710	4,578,090
Hormel Foods Corporation	173,346	6,002,972
J.M. Smucker Company (The)	59,592	7,811,319
Mondelēz International, Inc. - Class A	142,655	6,145,577
Nestlé S.A. - ADR	114,307	8,790,208
PepsiCo, Inc.	57,286	6,408,012
		39,736,178
Energy — 6.1%
Chevron Corporation	44,097	4,734,695
Exxon Mobil Corporation	73,443	6,023,061
Marathon Petroleum Corporation	136,808	6,914,276
Schlumberger Ltd.	87,670	6,847,027
		24,519,059
Financials — 18.8%
Berkshire Hathaway, Inc. - Class B (a)	63,556	10,593,514
Brookfield Asset Management, Inc. - Class A	344,934	12,576,294
Capital One Financial Corporation	160,119	13,875,912
Citigroup, Inc.	177,347	10,608,897
CME Group, Inc.	48,342	5,743,030
JPMorgan Chase & Company	86,162	7,568,470
Markel Corporation (a)	14,253	13,908,933
		74,875,050
Health Care — 13.0%
AmerisourceBergen Corporation	89,270	7,900,395
Amgen, Inc.	30,831	5,058,442
Celgene Corporation (a)	71,658	8,916,405
Danaher Corporation	125,197	10,708,100
Johnson & Johnson	92,462	11,516,142
Merck & Company, Inc.	120,245	7,640,367
		51,739,851
Industrials — 11.0%
FedEx Corporation	42,511	8,296,022
General Dynamics Corporation	38,019	7,117,157

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.2% (Continued)	Shares	Value
Industrials — 11.0% (Continued)
General Electric Company	228,336	$6,804,413
Johnson Controls International plc	133,334	5,616,028
Southwest Airlines Company	149,356	8,029,378
Union Pacific Corporation	76,914	8,146,731
		44,009,729
Information Technology — 16.6%
Accenture plc - Class A	86,071	10,318,191
Adobe Systems, Inc. (a)	72,374	9,418,029
Alphabet, Inc. - Class A (a)	7,325	6,210,135
Alphabet, Inc. - Class C (a)	6,677	5,538,972
Apple, Inc.	40,822	5,864,489
Applied Materials, Inc.	111,819	4,349,759
Facebook, Inc. - Class A (a)	48,392	6,874,084
MasterCard, Inc. - Class A	53,260	5,990,152
Visa, Inc. - Class A	133,221	11,839,350
		66,403,161
Materials — 2.9%
Ecolab, Inc.	60,079	7,530,302
Martin Marietta Materials, Inc.	18,880	4,120,560
		11,650,862
Real Estate — 4.5%
American Tower Corporation	98,097	11,922,709
Weyerhaeuser Company	182,880	6,214,263
		18,136,972

Total Common Stocks (Cost $258,908,990)		$380,143,594

EXCHANGE-TRADED FUNDS — 3.1%	Shares	Value
iShares Nasdaq Biotechnology ETF	21,012	$6,162,189
iShares U.S. Home Construction ETF	190,184	6,082,084
Total Exchange-Traded Funds (Cost $11,158,090)		$12,244,273

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.4%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.61% (b) (Cost $5,813,843)	5,813,843	$5,813,843

Total Investments at Value — 99.7% (Cost $275,880,923)		$398,201,710

Other Assets in Excess of Liabilities — 0.3%		1,230,343

Net Assets — 100.0%		$399,432,053

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS March 31, 2017
COMMON STOCKS — 95.4%	Shares	Value
Consumer Discretionary — 10.0%
Carnival Corporation	148,080	$8,723,393
General Motors Company	228,245	8,070,743
McDonald's Corporation	57,545	7,458,408
Time Warner, Inc.	129,790	12,681,781
VF Corporation	208,655	11,469,765
Whirlpool Corporation	43,880	7,517,960
		55,922,050
Consumer Staples — 13.5%
Altria Group, Inc.	117,356	8,381,565
Anheuser-Busch InBev SA/NV - ADR	69,160	7,591,002
Coca-Cola Company (The)	244,370	10,371,063
CVS Health Corporation	127,010	9,970,285
Diageo plc - ADR	113,550	13,124,109
Kroger Company (The)	236,970	6,988,245
PepsiCo, Inc.	94,130	10,529,382
Philip Morris International, Inc.	77,790	8,782,491
		75,738,142
Energy — 9.1%
Chevron Corporation	66,591	7,149,876
Enbridge, Inc.	204,967	8,575,819
Exxon Mobil Corporation	83,650	6,860,136
Marathon Petroleum Corporation	164,220	8,299,679
Occidental Petroleum Corporation	198,435	12,572,842
Royal Dutch Shell plc - Class B - ADR	142,205	7,939,305
		51,397,657
Financials — 19.4%
Capital One Financial Corporation	210,865	18,273,561
Citigroup, Inc.	245,705	14,698,073
Fairfax Financial Holdings Ltd.	17,428	7,952,538
FNF Group	423,995	16,510,365
JPMorgan Chase & Company	180,760	15,877,958
Markel Corporation (a)	16,460	16,062,656
Regions Financial Corporation	590,060	8,573,572
Wells Fargo & Company	194,575	10,830,044
		108,778,767
Health Care — 9.3%
Bristol-Myers Squibb Company	220,115	11,969,854
Gilead Sciences, Inc.	112,490	7,640,321
Johnson & Johnson	146,950	18,302,622
Merck & Company, Inc.	221,450	14,070,933
		51,983,730

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.4% (Continued)	Shares	Value
Industrials — 13.5%
3M Company	59,090	$11,305,690
Boeing Company (The)	58,165	10,287,062
Delta Air Lines, Inc.	166,395	7,647,514
Eaton Corporation plc	122,597	9,090,567
General Electric Company	419,370	12,497,226
Illinois Tool Works, Inc.	79,025	10,468,442
Watsco, Inc.	102,250	14,640,155
		75,936,656
Information Technology — 3.6%
Cisco Systems, Inc.	271,290	9,169,602
Microsoft Corporation	167,708	11,045,249
		20,214,851
Materials — 5.5%
International Paper Company	193,705	9,836,340
Potash Corporation of Saskatchewan, Inc.	502,915	8,589,788
PPG Industries, Inc.	119,510	12,558,111
		30,984,239
Real Estate — 8.3%
Equity LifeStyle Properties, Inc.	98,445	7,586,172
Gaming and Leisure Properties, Inc.	260,109	8,692,843
Lamar Advertising Company - Class A	144,145	10,773,397
Sun Communities, Inc.	107,285	8,618,204
W.P. Carey, Inc.	176,649	10,991,101
		46,661,717
Telecommunication Services — 1.5%
Verizon Communications, Inc.	178,085	8,681,644

Utilities — 1.7%
Dominion Resources, Inc.	125,780	9,756,754

Total Common Stocks (Cost $443,678,773)		$536,056,207

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 4.4%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.61% (b) (Cost $24,566,988)	24,566,988	$24,566,988

Total Investments at Value — 99.8% (Cost $468,245,761)		$560,623,195

Other Assets in Excess of Liabilities — 0.2%		1,372,225

Net Assets — 100.0%		$561,995,420

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2017
COMMON STOCKS — 97.8%	Shares	Value
Consumer Discretionary — 35.3%
CarMax, Inc. (a)	310,535	$18,389,883
Discovery Communications, Inc. - Series C (a)	307,835	8,714,809
DISH Network Corporation - Class A (a)	278,790	17,700,377
Dollar Tree, Inc. (a)	238,271	18,694,743
Hanesbrands, Inc.	361,690	7,508,684
Liberty Broadband Corporation - Series C (a)	120,340	10,397,376
Live Nation Entertainment, Inc. (a)	617,514	18,753,900
LKQ Corporation (a)	346,986	10,156,280
TripAdvisor, Inc. (a)	326,135	14,075,987
		124,392,039
Consumer Staples — 3.6%
Church & Dwight Company, Inc.	255,080	12,720,840

Financials — 22.1%
Brookfield Asset Management, Inc. - Class A	516,652	18,837,132
Capital One Financial Corporation	232,174	20,120,199
Fairfax Financial Holdings Ltd.	19,718	8,997,483
FNF Group	362,730	14,124,706
Markel Corporation (a)	16,067	15,679,143
		77,758,663
Health Care — 2.9%
Zoetis, Inc.	192,150	10,255,045

Industrials — 17.3%
Colfax Corporation (a)	563,071	22,106,167
Genesee & Wyoming, Inc. - Class A (a)	200,395	13,598,805
WABCO Holdings, Inc. (a)	151,975	17,844,904
Watsco, Inc.	50,820	7,276,408
		60,826,284
Information Technology — 3.8%
Intuit, Inc.	114,694	13,303,357

Materials — 7.1%
Martin Marietta Materials, Inc.	49,450	10,792,462
Sherwin-Williams Company (The)	45,620	14,150,868
		24,943,330
Real Estate — 5.7%
American Tower Corporation	164,410	19,982,391

Total Common Stocks (Cost $300,887,840)		$344,181,949

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.2%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.61% (b) (Cost $7,644,742)	7,644,742	$7,644,742

Total Investments at Value — 100.0% (Cost $308,532,582)		$351,826,691

Liabilities in Excess of Other Assets — (0.0%) (c)		(72,961)

Net Assets — 100.0%		$351,753,730

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2017.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS March 31, 2017
COMMON STOCKS — 97.7%	Shares	Value
Consumer Discretionary — 21.4%
Cable One, Inc.	2,914	$1,819,706
Core-Mark Holding Company, Inc.	50,066	1,561,558
Eldorado Resorts, Inc. (a)	88,454	1,673,992
Liberty TripAdvisor Holdings, Inc. - Series A (a)	154,088	2,172,641
Live Nation Entertainment, Inc. (a)	67,321	2,044,539
Monarch Casino & Resort, Inc. (a)	118,330	3,495,468
Pool Corporation	12,400	1,479,692
Red Rock Resorts, Inc. - Class A	43,000	953,740
Unifi, Inc. (a)	29,887	848,492
		16,049,828
Consumer Staples — 8.4%
Boston Beer Company, Inc. (The) - Class A (a)	14,071	2,035,370
Seaboard Corporation	557	2,322,389
Snyder's-Lance, Inc.	47,222	1,903,519
		6,261,278
Energy — 6.1%
Alliance Holdings GP, L.P.	39,974	1,096,487
CNX Coal Resources, L.P.	27,095	459,260
Dominion Midstream Partners, L.P.	25,715	821,594
Navigator Holdings Ltd. (a)	95,381	1,311,489
Superior Energy Services, Inc. (a)	60,000	855,600
		4,544,430
Financials — 11.7%
Cohen & Steers, Inc.	59,875	2,393,204
Diamond Hill Investment Group, Inc.	8,428	1,639,667
Kinsale Capital Group, Inc.	57,762	1,850,695
Stewart Information Services Corporation	20,609	910,506
TowneBank	61,001	1,976,432
		8,770,504
Health Care — 5.4%
Aratana Therapeutics, Inc. (a)	84,000	445,200
Heska Corporation (a)	13,610	1,428,777
VWR Corporation (a)	77,764	2,192,945
		4,066,922
Industrials — 25.6%
AMERCO	2,689	1,025,020
American Woodmark Corporation (a)	26,384	2,422,051
Builders FirstSource, Inc. (a)	116,118	1,730,158
Colfax Corporation (a)	54,968	2,158,044
Covenant Transportation Group, Inc. - Class A (a)	63,940	1,202,072
Genesee & Wyoming, Inc. - Class A (a)	34,468	2,338,999
Marten Transport Ltd.	54,331	1,274,062
Mistras Group, Inc. (a)	81,153	1,735,051

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.7% (Continued)	Shares	Value
Industrials — 25.6% (Continued)
NOW, Inc. (a)	55,000	$932,800
On Assignment, Inc. (a)	25,987	1,261,149
WABCO Holdings, Inc. (a)	14,019	1,646,111
Watsco, Inc.	10,340	1,480,481
		19,205,998
Information Technology — 1.9%
Black Knight Financial Services, Inc. - Class A (a)	36,652	1,403,772

Materials — 7.8%
FMC Corporation	22,070	1,535,851
Fortuna Silver Mines, Inc. (a)	90,000	468,000
Hi-Crush Partners, L.P. (a)	25,000	433,750
MAG Silver Corporation (a)	77,005	1,011,076
NewMarket Corporation	2,637	1,195,167
Tahoe Resources, Inc.	151,486	1,216,433
		5,860,277
Real Estate — 8.1%
FRP Holdings, Inc. (a)	56,852	2,274,080
Lamar Advertising Company - Class A	20,278	1,515,578
Outfront Media, Inc.	43,774	1,162,199
Tanger Factory Outlet Centers, Inc.	35,000	1,146,950
		6,098,807
Telecommunication Services — 1.3%
Shenandoah Telecommunications Company	34,760	975,018

Total Common Stocks (Cost $64,056,579)		$73,236,834

MONEY MARKET FUNDS — 1.7%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.61% (b) (Cost $1,272,840)	1,272,840	$1,272,840

Total Investments at Value — 99.4% (Cost $65,329,419)		$74,509,674

Other Assets in Excess of Liabilities — 0.6%		436,670

Net Assets — 100.0%		$74,946,344

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS March 31, 2017
COMMON STOCKS — 59.1%	Shares	Value
Consumer Discretionary — 5.3%
Carnival Corporation	11,760	$692,781
General Motors Company	18,130	641,077
McDonald's Corporation	4,570	592,318
Time Warner, Inc.	10,315	1,007,878
VF Corporation	16,570	910,853
Whirlpool Corporation	3,475	595,372
		4,440,279
Consumer Staples — 7.2%
Altria Group, Inc.	9,325	665,991
Anheuser-Busch InBev SA/NV - ADR	5,505	604,229
Coca-Cola Company (The)	19,420	824,185
CVS Health Corporation	10,060	789,710
Diageo plc - ADR	9,025	1,043,109
Kroger Company (The)	18,830	555,297
PepsiCo, Inc.	7,470	835,594
Philip Morris International, Inc.	6,190	698,851
		6,016,966
Energy — 7.4%
Alliance Resource Partners, L.P.	31,965	692,042
Chevron Corporation	5,290	567,987
Dominion Midstream Partners, L.P.	22,585	721,591
Enbridge, Inc.	16,273	680,862
Exxon Mobil Corporation	6,645	544,957
Marathon Petroleum Corporation	13,110	662,579
MPLX, L.P.	18,925	682,814
Occidental Petroleum Corporation	15,760	998,554
Royal Dutch Shell plc - Class B - ADR	11,265	628,925
		6,180,311
Financials — 12.3%
Capital One Financial Corporation	16,750	1,451,555
Citigroup, Inc.	19,525	1,167,986
Cohen & Steers, Inc.	19,090	763,027
Fairfax Financial Holdings Ltd.	1,395	636,550
FNF Group	33,695	1,312,083
JPMorgan Chase & Company	14,425	1,267,092
Lazard Ltd. - Class A	17,405	800,456
Markel Corporation (a)	1,322	1,290,087
Regions Financial Corporation	46,885	681,239
Wells Fargo & Company	15,405	857,442
		10,227,517
Health Care — 5.0%
Bristol-Myers Squibb Company	17,495	951,378
Gilead Sciences, Inc.	8,910	605,167

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 59.1% (Continued)	Shares	Value
Health Care — 5.0% (Continued)
Johnson & Johnson	11,675	$1,454,121
Merck & Company, Inc.	17,595	1,117,987
		4,128,653
Industrials — 7.2%
3M Company	4,705	900,208
Boeing Company (The)	4,630	818,862
Delta Air Lines, Inc.	13,185	605,982
Eaton Corporation plc	9,735	721,850
General Electric Company	33,325	993,085
Illinois Tool Works, Inc.	6,280	831,912
Watsco, Inc.	8,130	1,164,053
		6,035,952
Information Technology — 1.9%
Cisco Systems, Inc.	21,560	728,728
Microsoft Corporation	13,330	877,914
		1,606,642
Materials — 3.0%
International Paper Company	15,390	781,504
Potash Corporation of Saskatchewan, Inc.	39,970	682,688
PPG Industries, Inc.	9,500	998,260
		2,462,452
Real Estate — 6.3%
Equity LifeStyle Properties, Inc.	7,825	602,994
Gaming and Leisure Properties, Inc.	20,795	694,969
Lamar Advertising Company - Class A	11,445	855,399
Outfront Media, Inc.	26,470	702,779
Sun Communities, Inc.	8,535	685,617
Tanger Factory Outlet Centers, Inc.	24,835	813,843
W.P. Carey, Inc.	14,045	873,880
		5,229,481
Telecommunication Services — 0.8%
Verizon Communications, Inc.	14,160	690,300

Utilities — 2.7%
Brookfield Infrastructure Partners, L.P.	20,130	778,427
Brookfield Renewable Partners, L.P.	24,680	733,737
Dominion Resources, Inc.	9,990	774,924
		2,287,088

Total Common Stocks (Cost $45,462,064)		$49,305,641

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 28.9%	Par Value	Value
Consumer Discretionary — 3.3%
Amazon.com, Inc., 3.30%, due 12/05/2021	$900,000	$934,850
Ford Motor Company, 4.346%, due 12/08/2026	1,250,000	1,274,654
Home Depot, Inc. (The), 4.40%, due 04/01/2021	500,000	541,882
		2,751,386
Consumer Staples — 6.8%
Altria Group, Inc., 4.75%, due 05/05/2021	600,000	649,963
Anheuser-Busch InBev SA/NV, 3.30%, due 02/01/2023	1,000,000	1,017,811
CVS Health Corporation, 3.875%, due 07/20/2025	1,300,000	1,339,451
J.M. Smucker Company (The), 3.50%, due 10/15/2021	700,000	727,403
PepsiCo, Inc., 2.75%, due 03/05/2022	950,000	963,526
Sysco Corporation, 2.60%, due 10/01/2020	950,000	957,925
		5,656,079
Energy — 1.2%
MPLX, L.P., 4.125%, due 03/01/2027	1,000,000	995,665

Financials — 7.0%
Bank of America Corporation, 2.65%, due 04/01/2019	550,000	557,056
BlackRock, Inc., 3.50%, due 03/18/2024	950,000	991,632
General Electric Capital Corporation, 4.65%, due 10/17/2021	1,000,000	1,097,667
General Motors Financial Company, 5.25%, due 03/01/2026	1,250,000	1,343,014
Goldman Sachs Group, Inc., 2.90%, due 07/19/2018	900,000	911,655
Morgan Stanley, 2.125%, due 04/25/2018	900,000	903,438
		5,804,462
Health Care — 4.4%
Abbvie, Inc., 2.50%, due 05/14/2020	1,000,000	1,006,818
Becton Dickinson & Company, 3.25%, due 11/12/2020	750,000	773,028
Express Scripts Holding Company, 3.00%, due 07/15/2023	1,000,000	966,605
Teva Pharmaceutical Finance Netherlands III B.V., 2.80%, due 07/21/2023	1,000,000	949,809
		3,696,260
Industrials — 2.2%
Burlington Northern Santa Fe, LLC, 4.70%, due 10/01/2019	350,000	373,753
Deere & Company, 4.375%, due 10/16/2019	500,000	530,723
United Technologies Corporation, 4.50%, due 04/15/2020	850,000	915,253
		1,819,729
Information Technology — 2.1%
Apple, Inc., 3.20%, due 05/13/2025	1,000,000	1,010,257
Applied Materials, Inc., 3.30%, due 04/01/2027	750,000	752,979
		1,763,236

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 28.9% (Continued)	Par Value	Value
Telecommunication Services — 1.9%
AT&T, Inc., 2.30%, due 03/11/2019	$900,000	$904,375
Verizon Communications, Inc.,
3.00%, due 11/1/2021	500,000	502,019
3.50%, due 11/1/2021	200,000	205,201
		1,611,595

Total Fixed Rate Corporate Bonds (Cost $24,302,361)		$24,098,412

VARIABLE RATE CORPORATE BONDS (b) — 7.8%	Par Value	Value
Financials — 5.9%
American Express Credit Corporation, 1.814%, due 11/05/2018	$1,250,000	$1,259,187
Bank of America Corporation, 1.662%, due 08/25/2017	189,000	189,332
Bank of New York Mellon (The), 1.594%, due 08/01/2018	400,000	402,465
JPMorgan Chase & Company, 1.938%, due 01/25/2018	1,400,000	1,408,420
Royal Bank of Canada, 1.579%, due 07/30/2018	471,000	472,989
Toronto-Dominion Bank (The), 1.881%, due 01/22/2019	500,000	505,251
Wells Fargo & Company, 2.112%, due 12/07/2020	679,000	688,708
		4,926,352
Health Care — 0.9%
Amgen, Inc., 1.650%, due 05/22/2019	745,000	750,920

Information Technology — 0.8%
Cisco Systems, Inc., 1.492%, due 09/20/2019	670,000	673,286

Telecommunication Services — 0.2%
Verizon Communications, Inc., 2.871%, due 09/14/2018	200,000	204,234

Total Variable Rate Corporate Bonds (Cost $6,532,199)		$6,554,792

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 3.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.61% (c) (Cost $3,162,806)	3,162,806	$3,162,806

Total Investments at Value — 99.6% (Cost $79,459,430)		$83,121,651

Other Assets in Excess of Liabilities — 0.4%		296,981

Net Assets — 100.0%		$83,418,632

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate securities. The rates shown are the effective interest rates as of March 31, 2017.

(c)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2017
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At cost	$275,880,923	$468,245,761	$308,532,582
At value (Note 2)	$398,201,710	$560,623,195	$351,826,691
Cash	7,032,480	—	—
Dividends receivable	309,096	1,130,329	66,357
Receivable for capital shares sold	653,840	922,582	496,335
Other assets	14,323	12,897	14,015
TOTAL ASSETS	406,211,449	562,689,003	352,403,398

LIABILITIES
Payable for investment securities purchased	5,953,498	—	—
Payable for capital shares redeemed	523,134	267,063	379,799
Accrued investment advisory fees (Note 4)	253,829	358,209	223,285
Payable to administrator (Note 4)	40,700	53,300	38,800
Other accrued expenses and liabilities	8,235	15,011	7,784
TOTAL LIABILITIES	6,779,396	693,583	649,668

NET ASSETS	$399,432,053	$561,995,420	$351,753,730

Net assets consist of:
Paid-in capital	$270,388,487	$461,622,553	$316,788,228
Undistributed (distributions in excess of) net investment income	217,014	106,867	(61,798)
Accumulated net realized gains (losses) from security transactions	6,505,765	7,888,566	(8,266,809)
Net unrealized appreciation on investments	122,320,787	92,377,434	43,294,109
Net assets	$399,432,053	$561,995,420	$351,753,730

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	18,883,943	35,186,905	22,485,655

Net asset value, offering price and redemption price per share (Note 2)	$21.15	$15.97	$15.64

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) March 31, 2017
	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
ASSETS
Investments in securities:
At cost	$65,329,419	$79,459,430
At value (Note 2)	$74,509,674	$83,121,651
Cash	—	13,569
Dividends and interest receivable	18,564	342,079
Receivable for investment securities sold	728,939	—
Receivable for capital shares sold	199,700	785,211
Other assets	11,166	8,885
TOTAL ASSETS	75,468,043	84,271,395

LIABILITIES
Payable for investment securities purchased	407,226	751,815
Payable for capital shares redeemed	53,513	29,693
Accrued investment advisory fees (Note 4)	46,142	51,025
Payable to administrator (Note 4)	9,775	9,500
Other accrued expenses	5,043	10,730
TOTAL LIABILITIES	521,699	852,763

NET ASSETS	$74,946,344	$83,418,632

Net assets consist of:
Paid-in capital	$64,751,590	$79,265,141
Undistributed net investment income	72,245	99,145
Accumulated net realized gains from security transactions	942,254	392,125
Net unrealized appreciation on investments	9,180,255	3,662,221
Net assets	$74,946,344	$83,418,632

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	6,178,192	7,573,028

Net asset value, offering price and redemption price per share (Note 2)	$12.13	$11.02

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2017
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$5,497,881	$14,736,111	$3,164,431
Foreign withholding taxes on dividends	(182,503)	(208,822)	(101,700)
TOTAL INVESTMENT INCOME	5,315,378	14,527,289	3,062,731

EXPENSES
Investment advisory fees (Note 4)	2,719,539	3,808,430	2,494,414
Administration fees (Note 4)	426,377	560,012	417,381
Custodian and bank service fees	25,870	37,165	23,709
Compliance service fees (Note 4)	24,575	32,778	23,103
Registration and filing fees	23,894	27,947	23,170
Professional fees	21,509	21,509	21,509
Postage and supplies	11,109	13,118	12,967
Insurance expense	10,719	13,869	10,150
Trustees’ fees and expenses (Note 4)	10,899	10,899	10,899
Printing of shareholder reports	6,551	8,557	6,915
Other expenses	8,001	10,086	7,489
TOTAL EXPENSES	3,289,043	4,544,370	3,051,706

NET INVESTMENT INCOME	2,026,335	9,982,919	11,025

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	12,476,423	16,183,568	(7,505,581)
Net change in unrealized appreciation (depreciation) on investments	41,702,580	38,662,873	32,069,088

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	54,179,003	54,846,441	24,563,507

NET INCREASE IN NET ASSETS FROM OPERATIONS	$56,205,338	$64,829,360	$24,574,532

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS (Continued) Year Ended March 31, 2017
	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
INVESTMENT INCOME
Dividends	$615,082	$985,162
Foreign withholding taxes on dividends	(2,866)	(11,353)
Interest	—	367,155
TOTAL INVESTMENT INCOME	612,216	1,340,964

EXPENSES
Investment advisory fees (Note 4)	399,193	396,925	(a)
Administration fees (Note 4)	82,348	74,042
Professional fees	21,649	23,009
Registration and filing fees	20,541	24,054
Trustees’ fees and expenses (Note 4)	10,899	10,899
Custodian and bank service fees	7,967	10,880
Compliance service fees (Note 4)	7,344	7,112
Postage and supplies	4,680	3,597
Printing of shareholder reports	4,239	3,216
Insurance expense	1,727	899
Other expenses	3,481	10,058
TOTAL EXPENSES	564,068	564,691

NET INVESTMENT INCOME	48,148	776,273

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	3,550,036	406,386
Net change in unrealized appreciation (depreciation) on investments	10,113,696	3,029,684

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	13,663,732	3,436,070

NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,711,880	$4,212,343

(a)	Includes previous investment advisory fee reductions recouped by the Adviser of $23,128 (Note 4).

See accompanying notes to financial statements.

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$2,026,335	$1,874,569
Net realized gains from security transactions	12,476,423	9,641,359
Net change in unrealized appreciation (depreciation) on investments	41,702,580	(19,512,860)
Net increase (decrease) in net assets from operations	56,205,338	(7,996,932)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(1,831,251)	(1,852,639)
From net realized gains from security transactions	(10,298,009)	(11,534,728)
Net decrease in net assets from distributions to shareholders	(12,129,260)	(13,387,367)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	39,405,923	43,745,136
Net asset value of shares issued in reinvestment of distributions to shareholders	11,675,046	12,948,950
Payments for shares redeemed	(32,954,445)	(28,766,990)
Net increase in net assets from capital share transactions	18,126,524	27,927,096

TOTAL INCREASE IN NET ASSETS	62,202,602	6,542,797

NET ASSETS
Beginning of year	337,229,451	330,686,654
End of year	$399,432,053	$337,229,451

UNDISTRIBUTED NET INVESTMENT INCOME	$217,014	$21,930

CAPITAL SHARE ACTIVITY
Shares sold	1,984,210	2,282,460
Shares reinvested	608,762	661,768
Shares redeemed	(1,663,594)	(1,508,906)
Net increase in shares outstanding	929,378	1,435,322
Shares outstanding at beginning of year	17,954,565	16,519,243
Shares outstanding at end of year	18,883,943	17,954,565

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$9,982,919	$8,601,669
Net realized gains from security transactions	16,183,568	2,292,583
Net change in unrealized appreciation (depreciation) on investments	38,662,873	(12,356,435)
Net increase (decrease) in net assets from operations	64,829,360	(1,462,183)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(10,351,557)	(8,403,091)
From net realized gains from security transactions	(2,019,752)	(19,689,392)
Net decrease in net assets from distributions to shareholders	(12,371,309)	(28,092,483)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	93,632,084	86,973,081
Net asset value of shares issued in reinvestment of distributions to shareholders	11,182,949	25,982,187
Payments for shares redeemed	(45,724,605)	(40,730,457)
Net increase in net assets from capital share transactions	59,090,428	72,224,811

TOTAL INCREASE IN NET ASSETS	111,548,479	42,670,145

NET ASSETS
Beginning of year	450,446,941	407,776,796
End of year	$561,995,420	$450,446,941

UNDISTRIBUTED NET INVESTMENT INCOME	$106,867	$452,698

CAPITAL SHARE ACTIVITY
Shares sold	6,158,551	5,971,001
Shares reinvested	732,233	1,775,907
Shares redeemed	(2,988,790)	(2,844,498)
Net increase in shares outstanding	3,901,994	4,902,410
Shares outstanding at beginning of year	31,284,911	26,382,501
Shares outstanding at end of year	35,186,905	31,284,911

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$11,025	$56,576
Net realized gains (losses) from security transactions	(7,505,581)	11,981,326
Net change in unrealized appreciation (depreciation) on investments	32,069,088	(35,252,070)
Net increase (decrease) in net assets from operations	24,574,532	(23,214,168)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	—	(129,343)
From net realized gains from security transactions	(4,091,481)	(14,359,968)
Net decrease in net assets from distributions to shareholders	(4,091,481)	(14,489,311)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	44,607,738	94,157,195
Net asset value of shares issued in reinvestment of distributions to shareholders	3,934,296	13,877,514
Payments for shares redeemed	(34,059,381)	(31,246,686)
Net increase in net assets from capital share transactions	14,482,653	76,788,023

TOTAL INCREASE IN NET ASSETS	34,965,704	39,084,544

NET ASSETS
Beginning of year	316,788,026	277,703,482
End of year	$351,753,730	$316,788,026

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(61,798)	$(72,767)

CAPITAL SHARE ACTIVITY
Shares sold	2,965,904	6,016,951
Shares reinvested	273,025	898,633
Shares redeemed	(2,258,343)	(2,132,071)
Net increase in shares outstanding	980,586	4,783,513
Shares outstanding at beginning of year	21,505,069	16,721,556
Shares outstanding at end of year	22,485,655	21,505,069

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$48,148	$55,456
Net realized gains (losses) from security transactions	3,550,036	(2,710,990)
Net change in unrealized appreciation (depreciation) on investments	10,113,696	(2,068,369)
Net increase (decrease) in net assets from operations	13,711,880	(4,723,903)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains from security transactions	—	(37,962)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,623,926	21,401,677
Net asset value of shares issued in reinvestment of distributions to shareholders	—	36,932
Payments for shares redeemed	(4,025,524)	(8,332,057)
Net increase in net assets from capital share transactions	21,598,402	13,106,552

TOTAL INCREASE IN NET ASSETS	35,310,282	8,344,687

NET ASSETS
Beginning of year	39,636,062	31,291,375
End of year	$74,946,344	$39,636,062

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$72,245	$(122,472)

CAPITAL SHARE ACTIVITY
Shares sold	2,310,823	2,145,270
Shares reinvested	—	3,504
Shares redeemed	(378,052)	(909,485)
Net increase in shares outstanding	1,932,771	1,239,289
Shares outstanding at beginning of year	4,245,421	3,006,132
Shares outstanding at end of year	6,178,192	4,245,421

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2017	Period Ended March 31, 2016 (a)
FROM OPERATIONS
Net investment income	$776,273	$38,315
Net realized gains (losses) from security transactions	406,386	(14,261)
Net change in unrealized appreciation (depreciation) on investments	3,029,684	632,537
Net increase in net assets from operations	4,212,343	656,591

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(669,199)	(29,113)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	67,653,140	17,274,414
Net asset value of shares issued in reinvestment of distributions to shareholders	615,079	27,366
Payments for shares redeemed	(6,278,207)	(43,782)
Net increase in net assets from capital share transactions	61,990,012	17,257,998

TOTAL INCREASE IN NET ASSETS	65,533,156	17,885,476

NET ASSETS
Beginning of period	17,885,476	—
End of period	$83,418,632	$17,885,476

UNDISTRIBUTED NET INVESTMENT INCOME	$99,145	$9,202

CAPITAL SHARE ACTIVITY
Shares sold	6,359,948	1,742,964
Shares reinvested	57,130	2,704
Shares redeemed	(585,286)	(4,432)
Net increase in shares outstanding	5,831,792	1,741,236
Shares outstanding at beginning of period	1,741,236	—
Shares outstanding at end of period	7,573,028	1,741,236

(a)	Represents the period from the commencement of operations (December 31, 2015) through March 31, 2016.

See accompanying notes to financial statements.

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$18.78	$20.02	$19.30	$16.75	$15.00

Income (loss) from investment operations:
Net investment income	0.11	0.11	0.10	0.12	0.11
Net realized and unrealized gains (losses) on investments	2.92	(0.56)	2.20	3.39	1.75
Total from investment operations	3.03	(0.45)	2.30	3.51	1.86

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.10)	(0.12)	(0.11)
Distributions from net realized gains	(0.56)	(0.68)	(1.48)	(0.84)	—
Total distributions	(0.66)	(0.79)	(1.58)	(0.96)	(0.11)

Net asset value at end of year	$21.15	$18.78	$20.02	$19.30	$16.75

Total return (a)	16.56%	(2.39%)	12.42%	21.32%	12.47%

Net assets at end of year (000’s)	$399,432	$337,229	$330,687	$281,231	$210,899

Ratio of total expenses to average net assets	0.90%	0.92%	0.93%	0.94%	0.95%

Ratio of net investment income to average net assets	0.56%	0.56%	0.49%	0.64%	0.71%

Portfolio turnover rate	23%	23%	21%	29%	26%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$14.40	$15.46	$14.71	$13.18	$11.51

Income (loss) from investment operations:
Net investment income	0.30	0.29	0.25	0.30	0.28
Net realized and unrealized gains (losses) on investments	1.64	(0.36)	1.45	2.04	1.81
Total from investment operations	1.94	(0.07)	1.70	2.34	2.09

Less distributions:
Dividends from net investment income	(0.31)	(0.29)	(0.25)	(0.29)	(0.27)
Distributions from net realized gains	(0.06)	(0.70)	(0.70)	(0.52)	(0.15)
Total distributions	(0.37)	(0.99)	(0.95)	(0.81)	(0.42)

Net asset value at end of year	$15.97	$14.40	$15.46	$14.71	$13.18

Total return (a)	13.60%	(0.46%)	11.92%	18.25%	18.69%

Net assets at end of year (000’s)	$561,995	$450,447	$407,777	$304,288	$196,890

Ratio of total expenses to average net assets	0.89%	0.91%	0.92%	0.94%	0.96%

Ratio of net investment income to average net assets	1.96%	2.03%	1.66%	2.22%	2.37%

Portfolio turnover rate	26%	25%	23%	32%	29%

(a)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017		2016	2015	2014	2013
Net asset value at beginning of year	$14.73		$16.61	$15.91	$13.86	$11.96

Income (loss) from investment operations:
Net investment income	0.00	(a)	0.00 (a)	0.04	0.24	0.03
Net realized and unrealized gains (losses) on investments	1.10		(1.14)	2.42	2.65	2.17
Total from investment operations	1.10		(1.14)	2.46	2.89	2.20

Less distributions:
Dividends from net investment income	—		(0.01)	(0.26)	(0.02)	(0.02)
Distributions from net realized gains	(0.19)		(0.73)	(1.50)	(0.82)	(0.28)
Total distributions	(0.19)		(0.74)	(1.76)	(0.84)	(0.30)

Net asset value at end of year	$15.64		$14.73	$16.61	$15.91	$13.86

Total return (b)	7.57%		(7.07%)	16.67%	21.57%	18.77%

Net assets at end of year (000’s)	$351,754		$316,788	$277,703	$174,489	$102,679

Ratio of total expenses to average net assets	0.92%		0.93%	0.96%	0.97%	1.01%

Ratio of net investment income to average net assets	0.00	%(c)	0.02%	0.33%	1.96%	0.23%

Portfolio turnover rate	23%		29%	31%	49%	41%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015 (a)
Net asset value at beginning of period	$9.34	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	2.77	(1.07)	0.42
Total from investment operations	2.79	(1.06)	0.41

Less distributions:
Distributions from net realized gains	—	(0.01)	—

Net asset value at end of period	$12.13	$9.34	$10.41

Total return (b)	29.87%	(10.19%)	4.10	%(c)

Net assets at end of period (000’s)	$74,946	$39,636	$31,291

Ratio of net expenses to average net assets	1.06%	1.15%	1.25	%(d)(e)

Ratio of net investment income (loss) to average net assets	0.09%	0.14%	(0.30	%)(d)(f)

Portfolio turnover rate	37%	48%	15	%(c)

(a)	Represents the period from commencement of operations (December 31, 2014) through March 31, 2015.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Absent advisory fee reductions, the ratio of total expenses to average net assets would have been 1.42%(d) for the period ended March 31, 2015 (Note 4).

(f)	Ratio was determined after advisory fee reductions.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2017		Period Ended March 31, 2016 (a)
Net asset value at beginning of period	$10.27		$10.00

Income from investment operations:
Net investment income	0.14		0.03
Net realized and unrealized gains on investments	0.74		0.26
Total from investment operations	0.88		0.29

Less distributions:
Dividends from net investment income	(0.13)		(0.02)

Net asset value at end of period	$11.02		$10.27

Total return (b)	8.59%		2.90	%(c)

Net assets at end of period (000’s)	$83,419		$17,885

Ratio of net expenses to average net assets	1.13	%(d)	1.25	%(e)(f)

Ratio of net investment income to average net assets	1.55%		1.65	%(e)(g)

Portfolio turnover rate	16%		7	%(c)

(a)	Represents the period from commencement of operations (December 31, 2015) through March 31, 2016.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Absent advisory fee reductions recouped by the Adviser, the ratio of net expenses to average net assets would have been 1.08% for the year ended March 31, 2017 (Note 4).

(e)	Annualized.

(f)	Absent advisory fee reductions and expense reimbursements, the ratio of total expenses to average net assets would have been 2.25%(d) for the period ended March 31, 2016 (Note 4).

(g)	Ratio was determined after advisory fee reductions and expense reimbursements.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2017

1. Organization

Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010. Davenport Small Cap Focus Fund began operations on December 31, 2014. Davenport Balanced Income Fund began operations on December 31, 2015.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long term capital appreciation.

Davenport Balanced Income Fund’s investment objective is current income and an opportunity for long term growth.

Davenport Core Fund, Davenport Value & Income Fund and Davenport Balanced Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund are each classified as a non-diversified fund.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impacts financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement preparation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities, including corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Given the inputs used by pricing services, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2017, by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$380,143,594	$—	$—	$380,143,594
Exchange-Traded Funds	12,244,273	—	—	12,244,273
Money Market Funds	5,813,843	—	—	5,813,843
Total	$398,201,710	$—	$—	$398,201,710

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$536,056,207	$—	$—	$536,056,207
Money Market Funds	24,566,988	—	—	24,566,988
Total	$560,623,195	$—	$—	$560,623,195

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$344,181,949	$—	$—	$344,181,949
Money Market Funds	7,644,742	—	—	7,644,742
Total	$351,826,691	$—	$—	$351,826,691

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$73,236,834	$—	$—	$73,236,834
Money Market Funds	1,272,840	—	—	1,272,840
Total	$74,509,674	$—	$—	$74,509,674

Davenport Balanced Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$49,305,641	$—	$—	$49,305,641
Fixed Rate Corporate Bonds	—	24,098,412	—	24,098,412
Variable Rate Corporate Bonds	—	6,554,792	—	6,554,792
Money Market Funds	3,162,806	—	—	3,162,806
Total	$52,468,447	$30,653,204	$—	$83,121,651

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. As of March 31, 2017, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2017. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund; and declared and paid semi-annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended March 31, 2017 and March 31, 2016 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	03/31/17	$1,831,251	$10,298,009	$12,129,260
	03/31/16	$1,852,639	$11,534,728	$13,387,367
Davenport Value & Income Fund	03/31/17	$10,351,557	$2,019,752	$12,371,309
	03/31/16	$8,850,088	$19,242,395	$28,092,483
Davenport Equity Opportunities Fund	03/31/17	$56	$4,091,425	$4,091,481
	03/31/16	$562,406	$13,926,905	$14,489,311
Davenport Small Cap Focus Fund	03/31/17	$—	$—	$—
	03/31/16	$37,962	$—	$37,962
Davenport Balanced Income Fund	03/31/17	$669,199	$—	$669,199
	03/31/16	$29,113	$—	$29,113

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2017:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$275,893,401	$468,245,761	$308,533,257
Gross unrealized appreciation	$124,341,332	$105,181,679	$58,872,820
Gross unrealized depreciation	(2,033,023)	(12,804,245)	(15,579,386)
Net unrealized appreciation	122,308,309	92,377,434	43,293,434
Undistributed ordinary income	217,014	106,867	—
Undistributed long-term gains	6,518,243	7,888,566	—
Accumulated capital and other losses	—	—	(8,327,932)
Total distibutable earnings	$129,043,566	$100,372,867	$34,965,502

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Cost of portfolio investments	$65,272,372	$79,367,743
Gross unrealized appreciation	$12,286,277	$4,617,332
Gross unrealized depreciation	(3,048,975)	(863,424)
Net unrealized appreciation	9,237,302	3,753,908
Undistributed ordinary income	—	297,840
Undistributed long-term gains	1,026,322	101,743
Accumulated capital and other losses	(68,870)	—
Total distibutable earnings	$10,194,754	$4,153,491

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales and adjustments to basis on publicly traded partnerships and passive foreign investment companies.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Net qualified ordinary late year losses, incurred after December 31, 2016 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended March 31, 2017, Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund deferred until April 1, 2017, qualified late year losses of $61,798 and $68,870, respectively.

During the year ended March 31, 2017, Davenport Small Cap Focus Fund utilized $202,467 of short-term capital loss carryforwards for federal income tax purposes.

As of March 31, 2017, Davenport Equity Opportunities Fund had a short-term capital loss carryforward of $1,822,659 and a long-term capital loss carryforward of $6,443,475, for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized capital gains in future years, thereby reducing future taxable gains distributions.

During the year ended March 31, 2017, the following reclassifications were made as result of permanent differences between the financial statements and income tax reporting requirements:

	Increase (decrease) in undistributed (distributions in excess of) net investment income	Increase (decrease) in accumulated net realized gains (losses) from security transactions	Increase (decrease) in paid-in capital
Davenport Core Fund	$—	$—	$—
Davenport Value & Income Fund	22,807	(22,807)	—
Davenport Equity Opportunities Fund	(56)	56	—
Davenport Small Cap Focus Fund	146,569	(81,550)	(65,019)
Davenport Balanced Income Fund	(17,131)	—	17,131

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all applicable open tax years (tax years ended March 31, 2014 through March 31, 2017) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2017:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Purchases of investment securities	$91,877,084	$177,335,851	$94,905,836
Proceeds from sales and maturities of investment securities	$80,915,851	$126,442,779	$74,361,091

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Purchases of investment securities	$39,881,116	$67,178,197
Proceeds from sales and maturities of investment securities	$19,295,836	$7,835,875

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% on its average daily net assets. Certain officers and a Trustee of the Trust are also officers of the Adviser.

The Adviser has agreed, until August 1, 2018 for Davenport Small Cap Focus Fund and Davenport Balanced Income Fund, to reduce its investment advisory fees and to reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses) of each such Fund to an amount not exceeding 1.25% of average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are Davenport Small Cap Focus Fund’s and Davenport Balanced Income Fund’s obligation, are subject to repayment by the Funds for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Funds. During the year ended March 31, 2017, the Adviser did not reduce Advisory fees for Davenport Small Cap Focus Fund and Davenport Balanced Income Fund. During the year ended March 31, 2017, the Adviser recouped from Davenport Balanced Income Fund $23,128 of previous advisory fee reductions. As of March 31, 2017, $0 of previously reduced fees are available to be recouped in the future, for either Fund.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with an investment adviser to the Trust or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of an investment adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of March 31, 2017, Davenport Equity Opportunities Fund had 35.3% of the value of its net assets invested in stocks within the Consumer Discretionary sector and Davenport Small Cap Focus Fund had 25.6% of the value of its net assets invested in stocks within the Industrials sector.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE DAVENPORT FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Davenport Funds and
Board of Trustees of Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, The Davenport Funds, comprised of Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, and Davenport Balanced Income Fund (the “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2017, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the years ended prior to March 31, 2016, were audited by other auditors, whose report dated May 22, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 18, 2017

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since November 1997
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
	Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
	George L. Smith, III	One James Center 901 E. Cary Street Richmond, VA	1976	Vice President	Since February 2011
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Bo J. Howell	225 Pictoria Drive, Suite 450 Cincinnati, OH	1981	Secretary	Since May 2017
	Simon H. Berry	225 Pictoria Drive, Suite 450 Cincinnati, OH	1971	Chief Compliance Officer	Since May 2017

*

Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of the Adviser.

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

George K. Jennison is President of Oyster Consulting, LLC (a management consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (bank holding company).

Elizabeth W. Robertson is Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) and a Director of Towne Bank.

George L. Smith, III is Senior Vice President and Portfolio Manager of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Bo J. Howell is a Director of Fund Administration of Ultimus Fund Solutions, LLC (2014 to present). He previously was Counsel of Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014).

Simon H. Berry is a Senior Attorney of Ultimus Fund Solutions, LLC (2016 to present). He previously was an Attorney at the Kentucky Department of Financial Institutions (2009 to 2016).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2016 and held through March 31, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expense Ratio(a)	Expenses Paid During Period(b)
Davenport Core Fund
Based on Actual Fund Return	$1,000.00	$1,091.70	0.90%	$4.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.44	0.90%	$4.53
Davenport Value & Income Fund
Based on Actual Fund Return	$1,000.00	$1,073.10	0.89%	$4.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.49	0.89%	$4.48
Davenport Equity Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,033.70	0.91%	$4.61
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.39	0.91%	$4.58
Davenport Small Cap Focus Fund
Based on Actual Fund Return	$1,000.00	$1,139.00	1.03%	$5.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.80	1.03%	$5.19
Davenport Balanced Income Fund
Based on Actual Fund Return	$1,000.00	$1,045.00	1.07%	$5.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	1.07%	$5.39

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE DAVENPORT FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for each Fund is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by the Funds during the year ended March 31, 2017. During the year ended March 31, 2017, Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund paid a long-term capital gain distribution of $10,298,009, $2,019,752 and $4,091,425, respectively. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. Davenport Core Fund, Davenport Value & Income Fund and Davenport Balanced Income Fund intend to designate up to a maximum amount of $1,831,251, $10,351,557, and $669,199, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended March 31, 2017, 100% of the dividends paid from ordinary income by the Funds qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2017 1099-DIV.

DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At an in-person meeting held on March 1, 2017, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the Davenport Core Fund, the Davenport Value & Income Fund, the Davenport Equity Opportunities Fund, the Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the fact that all of the Funds’ portfolio trades for equity securities were executed by the Adviser at no cost to the Funds. In evaluating each Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Based upon their review of this information, the Independent Trustees concluded that: (i) although the one-year performance results of each of the Davenport Core Fund and the Davenport Equity Opportunities Fund placed below the returns of its respective benchmark index, the Adviser’s explanation for the relative underperformance during the one-year period was reasonable and each has achieved competitive performance results over its lifetime; the one-year performance results of each of the Davenport Value & Income Fund and the Davenport Small Cap Focus Fund exceeded the returns of its respective benchmark index; although the one-year performance results of the Davenport Balanced Income Fund placed below the returns of the S&P 500 Index, it exceeded the returns of the Morningstar US OE Allocation 50-70% Equity Index (the “Morningstar Index”). The Independent Trustees took note that the Morningstar Index is composed of stocks, bonds and cash and more closely resembles the portfolio composition of the Davenport Balanced Fund and the Davenport Balanced Income Fund is not intended to track the returns of the S&P 500 Index, but to provide a lower-volatility investment option with a focus on current income and capital appreciation; (ii) based upon the overall performance results of the Funds and the patient and disciplined portfolio management process of the Adviser, the Adviser has provided quality services to the Funds; (iii) the advisory fees payable by each Fund to the Adviser are competitive with fees for comparably managed funds and the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser and the resources that are dedicated to its investment process; (iii) the total operating expense ratio of each Fund has declined over the 2016 calendar year and is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser has further benefited the Funds’ shareholders by executing portfolio transactions for equity securities at no cost to the Funds; and (v) the profits of the Adviser with respect to its management of the Funds are reasonable.

The Independent Trustees considered the extent to which economies of scale are being realized as the Funds grow and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue the Investment Advisory Agreements without modification to its terms, including the fees charged for services thereunder.

THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
George L. Smith, III, Vice President

One James Center

901 East Cary Street

Richmond, VA 23219

Davenport & Company LLC

Member: NYSE ● SIPC

Toll Free: (800) 846-6666

www.investdavenport.com

FBP Equity & Dividend Plus Fund FBP Appreciation & Income Opportunities Fund Annual Report March 31, 2017 No-Load Funds

Letter to Shareholders	May 4, 2017

We are pleased to report on your Funds and their investments for the annual period ended March 31, 2017 and to provide some additional information since we last communicated with you.

Economic and Market Update

Over the past year, stock markets in the U.S. responded favorably to an improving economic and earnings backdrop, even though there were concerns along the way regarding major geopolitical events and uncertainty over the U.S. election.

Markets sold off in late June due to fears surrounding the United Kingdom’s vote in favor of leaving the European Union, or Brexit. Stock market weakness was also present just before the U.S. Presidential election in November, reflecting uncertainty over who would be the next President. However, stocks recovered quickly on each occasion. With regard to Brexit, investors realized that withdrawal would take some time, allowing for a gradual adjustment period for the markets. Importantly, economic growth in Europe was beginning to show improvement thus providing support to the markets. In the U.S., Donald Trump’s election was a surprise to most investors, however the markets quickly realized his administration’s pro-growth policies could be a boon to stock investors. A new emphasis on reduced regulations, lower tax rates, increased infrastructure spending, and repatriation of foreign cash sparked a wave of optimism that has not been present in some time, propelling stocks to new highs. The new administration’s tougher stance on trade raises concerns of potential trade wars. At this early stage, the emphasis has been to simply position the U.S. to renegotiate many of our trade agreements, which has kept trade war fears from growing.

U.S. economic growth trended higher throughout the fiscal year until the latest quarter, when GDP growth slowed. Reduced consumer spending on autos and clothing, reduced government spending, and the drag from a strong dollar were all factors contributing to the weakness. Growth should resume its positive direction as the year progresses and remain somewhat near a 2% to 2.5% trend growth rate. The Federal Reserve, appreciating the improved state of the U.S. and global economies, has embarked on a course to normalize interest rates, raising the federal funds rate target at both its December 2016 and March 2017 meetings. This is a positive confirmation of the improving economic backdrop and a display of confidence that our economic system is stronger and able to withstand higher interest rates.

Corporate earnings have also been on an improving trend since early last year. From late 2014 until early 2016, earnings were depressed primarily due to the negative global effects of lower commodity prices, especially oil. As these commodity prices recovered, earnings also recovered and this latest quarter produced one of the strongest earnings gains seen in several years. The improved earnings picture led investors to focus more on economically sensitive stocks, thus rotating into cyclical stocks and away from those defensive in nature. Financials did particularly well last year, moving higher on expectations of improving economic growth, an improved regulatory environment, lower taxes and higher interest rates.

FBP Equity & Dividend Plus Fund Review

The FBP Equity & Dividend Plus Fund returned 17.29% for the fiscal year ended March 31, 2017. The S&P 500 Index (the “Index”) returned 17.17% over the same period. The Fund was 90.3% equity and 9.7% cash at fiscal yearend. The Financials sector was the strongest contributor to the Fund’s positive performance as a number of the investments in that sector did well. JPMorgan Chase, KeyCorp and Prudential Financial were particularly strong. Merck led the Health Care sector’s strong gains.

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Materials and Information Technology also did well, with Apple producing very nice gains. Weaker areas over the past year were Consumer Discretionary, where holdings such as Target, Staples and Kohl’s underperformed. These companies, however, pay above average dividends and have attractive valuations. With the rotation over the year to more cyclically oriented stocks, the defensive sectors Telecommunication Services, Utilities and Real Estate lagged the market. Fortunately, the Fund has relatively low weights in these sectors. The Fund does utilize as part of its investment discipline the use of covered calls options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call option is to generate additional cash flow to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in flat to negative markets, it may provide additional return. During the fiscal year ended March 31, 2017, the amount of premiums generated from selling covered call options was $398,932.

FBP Appreciation & Income Opportunities Fund Review

The FBP Appreciation & Income Opportunities Fund returned 15.58% for the fiscal year ended March 31, 2017. The S&P 500 Index (the “Index”) returned 17.17% and the Bloomberg Barclays U.S. Government/Credit Index returned -2.44% over the same period. The Fund was 77.1% equity, 13.5% fixed income and 9.4% cash at fiscal yearend. The low return generated from cash, as well as the negative return from the fixed income holdings depressed the Fund’s total return relative to the Index, which is an all stock index. And even though the cash and fixed segments were a negative factor this past year, over time those segments act to provide stability and a consistent cash flow stream to the Fund. The equities in the Fund performed well this past year. The Financials sector was the stronger contributor to the Fund’s positive performance as a number investments in that sector did well. Bank of America, Lincoln National and JPMorgan Chase were particularly strong. Merck led the Health Care sector strong gains. Materials and Energy also did well. Nucor, Rio Tinto and Devon Energy were very strong. Weaker areas over the past year were Consumer Discretionary, where holdings such as Target, Staples and Kohl’s underperformed. These companies, however, pay above average dividends and have attractive valuations. With the rotation over the year to more cyclically oriented stocks, the defensive sectors Telecommunication Services, Utilities and Real Estate lagged the market. Fortunately, the Fund has relatively low weights in these sectors. The Fund does utilize as part of its investment discipline the use of covered calls options as individual securities approach the top of the Adviser’s growth and price expectation. The Fund’s purpose in selling the call option is to generate additional income to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets this disciple may limit the upside of the securities where options have been written, but in modest to negative markets, it may provide additional return. During the fiscal year ended March 31, 2017, the amount of premiums generated from selling covered call options was $114,520.

Looking Ahead

With strong returns over the past year and valuation levels somewhat elevated, a natural question is “Can equity markets continue to advance?” Over the long-term the main drivers of equity returns are valuation levels, the direction of and actual level of interest rates and earnings growth. Valuation levels are elevated, but are still reasonable when considering inflation and the levels of interest rates. Lower corporate taxes, increased capital spending, better consumer confidence and less regulation indicate that earnings growth could continue for the foreseeable future. Business leaders have a higher level of confidence about future prospects due to those factors, and because the administration is including them in numerous discussions about how to achieve better growth. Near term, given the recent market

2

rise and the increased optimism, we would not be surprised to see a short-term market correction. However, longer term we believe the fundamentals continue to be in place for the equity markets to continue to do well.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
May 4, 2017

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of the date of this letter. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the Standard and Poor’s 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund(a)	17.29%	10.06%	2.55%
FBP Appreciation & Income Opportunities Fund(a)	15.58%	8.18%	3.82%
Standard & Poor’s 500® Index	17.17%	13.30%	7.51%
Consumer Price Index	2.74%	1.36%	1.81%

(a)

Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

General Information
Net Asset Value Per Share	$25.96
Total Net Assets (Millions)	$27.4
Current Expense Ratio	1.07%
Portfolio Turnover	19%
Fund Inception Date	7/30/1993

Stock Characteristics	Fund	S&P 500® Index
Number of Stocks	51	500
Weighted Avg Market Capitalization (Billions)	$143.9	$164.2
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	14.6	17.7
Price-to-Book Value	2.2	3.1

Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.8%
Procter & Gamble Company (The)	2.9%
International Business Machines Corporation	2.9%
Apple, Inc.	2.7%
U.S. Bancorp	2.7%
Wells Fargo & Company	2.6%
KeyCorp	2.6%
BB&T Corporation	2.5%
Cisco Systems, Inc.	2.5%
Microsoft Corporation	2.4%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

General Information
Net Asset Value Per Share	$18.81
Total Net Assets (Millions)	$34.1
Current Expense Ratio	1.00%
Portfolio Turnover	18%
Fund Inception Date	7/3/1989

Asset Allocation (% of Net Assets)

Common Stock Portfolio (77.1% of Net Assets)
Number of Stocks	51
Weighted Avg Market Capitalization (Billions)	$143.3
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	14.5
Price-to-Book Value	2.0

Five Largest Sectors	% of Net Assets
Financials	18.1%
Information Technology	14.7%
Energy	9.3%
Industrials	8.4%
Consumer Discretionary	7.8%

Ten Largest Equity Holdings	% of Net Assets
Bank of America Corporation	3.5%
Apple, Inc.	3.3%
JPMorgan Chase & Company	3.1%
Lincoln National Corporation	2.7%
Cisco Systems, Inc.	2.7%
MetLife, Inc.	2.3%
Microsoft Corporation	2.3%
International Business Machines Corporation	2.3%
Travelers Companies, Inc. (The)	2.3%
Western Union Company (The)	2.0%

Fixed-Income Portfolio (12.6% of Net Assets)
Number of Fixed-Income Securities	8
Average Quality	BBB+
Average Weighted Maturity	3.7 yrs.
Average Effective Duration	3.4 yrs.

Sector Breakdown	% of Net Assets
U.S. Government & Agency Obligations	1.4%
Consumer Discretionary	1.5%
Energy	3.0%
Financials	3.0%
Industrials	2.2%
Utilities	1.5%

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FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS March 31, 2017
COMMON STOCKS — 90.3%	Shares	Value
Consumer Discretionary — 8.7%
Coach, Inc. (a)	11,000	$454,630
Ford Motor Company	39,000	453,960
Kohl's Corporation	9,400	374,214
Nordstrom, Inc. (a)	6,300	293,391
Staples, Inc.	32,500	285,025
Target Corporation	9,500	524,305
		2,385,525
Consumer Staples — 6.3%
Coca-Cola Company (The)	6,000	254,640
CVS Health Corporation	5,000	392,500
Procter & Gamble Company (The) (a)	9,000	808,650
Wal-Mart Stores, Inc.	3,700	266,696
		1,722,486
Energy — 9.3%
Chevron Corporation	4,800	515,376
ConocoPhillips (a)	12,000	598,440
Exxon Mobil Corporation	4,500	369,045
Occidental Petroleum Corporation	8,300	525,888
Royal Dutch Shell plc - Class B - ADR	9,500	530,385
		2,539,134
Financials — 21.5%
BB&T Corporation	15,500	692,850
JPMorgan Chase & Company	12,000	1,054,080
KeyCorp (a)	39,940	710,133
Manulife Financial Corporation (a)	20,000	354,800
MetLife, Inc. (a)	10,200	538,764
People's United Financial, Inc.	25,000	455,000
Prudential Financial, Inc. (a)	6,000	640,080
U.S. Bancorp (a)	14,200	731,300
Wells Fargo & Company	13,000	723,580
		5,900,587
Health Care — 7.9%
Amgen, Inc. (a)	2,400	393,768
Eli Lilly & Company (a)	5,500	462,605
Johnson & Johnson	2,600	323,830
Merck & Company, Inc.	5,400	343,116
Pfizer, Inc.	19,000	649,990
		2,173,309
Industrials — 10.9%
Eaton Corporation plc	8,000	593,200
Emerson Electric Company (a)	10,000	598,600
General Electric Company	20,800	619,840
Koninklijke Philips N.V. (a)	11,379	365,380

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 90.3% (Continued)	Shares	Value
Industrials — 10.9% (Continued)
United Parcel Service, Inc. - Class B	2,600	$278,980
United Technologies Corporation	4,700	527,387
		2,983,387
Information Technology — 14.9%
Apple, Inc. (a)	5,200	747,032
Cisco Systems, Inc.	20,000	676,000
HP, Inc.	30,000	536,400
Intel Corporation	11,000	396,770
International Business Machines Corporation	4,500	783,630
Microsoft Corporation (a)	10,000	658,600
Western Union Company (The) (a)	14,000	284,900
		4,083,332
Materials — 3.2%
LyondellBasell Industries N.V. - Class A	4,300	392,117
Mosaic Company (The)	9,000	262,620
Rio Tinto plc - ADR	5,600	227,808
		882,545
Real Estate — 2.4%
Public Storage	1,200	262,692
Ventas, Inc.	6,000	390,240
		652,932
Telecommunication Services — 2.8%
AT&T, Inc.	8,500	353,175
CenturyLink, Inc.	17,000	400,690
		753,865
Utilities — 2.4%
FirstEnergy Corporation	15,000	477,300
PPL Corporation (a)	5,000	186,950
		664,250

Total Common Stocks (Cost $19,171,302)		$24,741,352

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FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 10.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.56% (b)	2,056,792	$2,056,792
First American Government Obligations Fund - Class Z, 0.61% (b)	715,035	715,035
Total Money Market Funds (Cost $2,771,827)		$2,771,827

Total Investments at Value — 100.4% (Cost $21,943,129)		$27,513,179

Liabilities in Excess of Other Assets — (0.4%)		(98,461)

Net Assets — 100.0%		$27,414,718

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

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FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF OPEN OPTION CONTRACTS March 31, 2017
COVERED WRITTEN CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Amgen, Inc.,
01/19/2018 at $195	10	$2,800	$8,969
Apple, Inc.,
10/20/2017 at $150	15	9,300	8,129
Coach, Inc.,
08/18/2017 at $43	50	9,150	6,348
ConocoPhillips,
05/19/2017 at $55	50	1,100	11,098
Eli Lilly & Company,
07/21/2017 at $90	25	2,800	3,724
Emerson Electric Company,
09/15/2017 at $65	50	5,250	11,597
KeyCorp,
06/16/2017 at $19	150	5,850	8,994
Koninklijke Philips N.V.,
07/21/2017 at $30	50	12,500	9,848
Manulife Financial Corporation,
06/16/2017 at $19	200	6,000	16,391
MetLife, Inc.,
06/16/2017 at $60	42	1,050	9,322
Microsoft Corporation,
06/16/2017 at $62.5	55	23,925	12,482
Nordstrom, Inc.,
10/20/2017 at $55	63	11,403	12,198
PPL Corporation,
10/20/2017 at $39	50	4,750	4,598
Procter & Gamble Company (The),
07/21/2017 at $90	50	10,750	8,898
Prudential Financial, Inc.,
06/16/2017 at $110	20	5,800	9,739
U.S. Bancorp,
06/16/2017 at $55	60	2,760	8,337
Western Union Company (The),
08/18/2017 at $21	140	11,760	12,174
		$126,948	$162,846

See accompanying notes to financial statements.

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2017
COMMON STOCKS — 77.1%	Shares	Value
Consumer Discretionary — 7.8%
Bloomin' Brands, Inc.	29,000	$572,170
Coach, Inc.	12,000	495,960
Ford Motor Company	40,000	465,600
Kohl's Corporation	13,000	517,530
Staples, Inc.	35,000	306,950
Target Corporation	5,500	303,545
		2,661,755
Consumer Staples — 5.0%
CVS Health Corporation	4,800	376,800
PepsiCo, Inc.	2,500	279,650
Procter & Gamble Company (The)	4,500	404,325
Wal-Mart Stores, Inc.	9,000	648,720
		1,709,495
Energy — 9.3%
Baker Hughes, Inc.	8,000	478,560
Chevron Corporation	5,000	536,850
ConocoPhillips (a)	12,500	623,375
Devon Energy Corporation	11,000	458,920
Occidental Petroleum Corporation	8,200	519,552
Royal Dutch Shell plc - Class B - ADR	10,000	558,300
		3,175,557
Financials — 18.1%
Bank of America Corporation (a)	50,000	1,179,500
Bank of New York Mellon Corporation (The)	13,500	637,605
Capital One Financial Corporation	6,000	519,960
JPMorgan Chase & Company	12,000	1,054,080
KeyCorp	16,320	290,170
Lincoln National Corporation (a)	14,000	916,300
MetLife, Inc.	15,000	792,300
Travelers Companies, Inc. (The)	6,500	783,510
		6,173,425
Health Care — 6.1%
Eli Lilly & Company	6,000	504,660
Johnson & Johnson	2,000	249,100
Merck & Company, Inc.	10,000	635,400
Pfizer, Inc.	20,000	684,200
		2,073,360
Industrials — 8.4%
Eaton Corporation plc	8,000	593,200
FedEx Corporation	1,700	331,755
General Electric Company	17,000	506,600
Ingersoll-Rand plc	4,700	382,204
Koninklijke Philips N.V.	16,578	532,319

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 77.1% (Continued)	Shares	Value
Industrials — 8.4% (Continued)
United Technologies Corporation	4,600	$516,166
		2,862,244
Information Technology — 14.7%
Apple, Inc.	7,800	1,120,548
Cisco Systems, Inc.	27,000	912,600
HP, Inc.	20,000	357,600
International Business Machines Corporation	4,500	783,630
Microsoft Corporation	12,000	790,320
Nokia Corporation - ADR	67,000	363,140
Western Union Company (The) (a)	34,000	691,900
		5,019,738
Materials — 3.6%
E.I. du Pont de Nemours and Company (a)	4,000	321,320
Freeport-McMoRan, Inc. (a) (b)	11,000	146,960
Mosaic Company (The)	8,000	233,440
Nucor Corporation	3,000	179,160
Rio Tinto plc - ADR	8,000	325,440
		1,206,320
Real Estate — 0.9%
Ventas, Inc.	4,500	292,680

Telecommunication Services — 2.0%
AT&T, Inc.	8,000	332,400
CenturyLink, Inc.	15,000	353,550
		685,950
Utilities — 1.2%
FirstEnergy Corporation	8,000	254,560
PPL Corporation	4,000	149,560
		404,120

Total Common Stocks (Cost $18,107,981)		$26,264,644

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.4%	Par Value	Value
Federal National Mortgage Association — 1.4%
1.20%, due 07/17/2020 (Cost $500,000)	$500,000	$488,535

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 11.2%	Par Value	Value
Consumer Discretionary — 1.5%
Mattel, Inc., 2.35%, due 05/06/2019	$500,000	$501,000

Energy — 3.0%
Dominion Resources, Inc., 2.50%, due 12/01/2019	500,000	505,678
Pioneer Natural Resources Company, 3.95%, due 07/15/2022	500,000	520,476
		1,026,154
Financials — 3.0%
Unum Group, 3.00%, due 05/15/2021	500,000	500,566
Wells Fargo & Company, 3.50%, due 03/08/2022	500,000	517,943
		1,018,509
Industrials — 2.2%
Ryder System, Inc., 2.50%, due 05/11/2020	750,000	753,428

Utilities — 1.5%
PSEG Power LLC, 3.00%, due 06/15/2021	500,000	503,945

Total Corporate Bonds (Cost $3,758,028)		$3,803,036

CLOSED-END FUNDS — 0.9%	Shares	Value
Prudential Short Duration High Yield Fund, Inc. (Cost $291,069)	20,000	$307,600

MONEY MARKET FUNDS — 9.7%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.56% (c)	2,701,577	$2,701,577
First American Government Obligations Fund - Class Z, 0.61% (c)	598,628	598,628
Total Money Market Funds (Cost $3,300,205)		$3,300,205

Total Investments at Value — 100.3% (Cost $25,957,283)		$34,164,020

Liabilities in Excess of Other Assets — (0.3%)		(95,251)

Net Assets — 100.0%		$34,068,769

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

14

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF OPEN OPTION CONTRACTS March 31, 2017
COVERED WRITTEN CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Bank of America Corporation,
06/16/2017 at $24	40	$3,720	$4,679
ConocoPhillips,
05/19/2017 at $55	60	1,320	13,317
E.I. du Pont de Nemours and Company,
07/21/2017 at $75	40	29,520	16,278
Freeport-McMoRan, Inc.,
05/19/2017 at $18	60	420	6,275
Lincoln National Corporation,
07/21/2017 at $72.5	20	2,480	7,539
Western Union Company (The),
08/18/2017 at $20	150	21,750	13,793
		$59,210	$61,881

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2017
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At cost	$21,943,129	$25,957,283
At value (Note 2)	$27,513,179	$34,164,020
Cash	—	1,880
Dividends and interest receivable	41,057	77,390
Receivable for capital shares sold	12,846	—
Other assets	3,695	3,496
TOTAL ASSETS	27,570,777	34,246,786

LIABILITIES
Written call options, at value (Notes 2 and 5) (premiums received $162,846 and $61,881, respectively)	126,948	59,210
Distributions payable	2,117	9,234
Payable for capital shares redeemed	4,334	82,101
Accrued investment advisory fees (Note 4)	13,410	18,187
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	3,550	3,585
TOTAL LIABILITIES	156,059	178,017

NET ASSETS	$27,414,718	$34,068,769

Net assets consist of:
Paid-in capital	$20,680,038	$25,257,508
Undistributed (distributions in excess of) net investment income	2,703	(492)
Accumulated net realized gains from security transactions	1,126,029	602,345
Net unrealized appreciation on:
Investments	5,570,050	8,206,737
Written option contracts	35,898	2,671
Net assets	$27,414,718	$34,068,769

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,055,990	1,810,771

Net asset value, offering price and redemption price per share (Note 2)	$25.96	$18.81

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2017
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$815,141	$747,791
Foreign withholding taxes on dividends	(3,189)	(2,122)
Interest	—	96,785
TOTAL INVESTMENT INCOME	811,952	842,454

EXPENSES
Investment advisory fees (Note 4)	180,836	229,259
Administration fees (Note 4)	60,000	60,000
Professional fees	22,980	22,980
Trustees’ fees and expenses (Note 4)	10,899	10,899
Registration and filing fees	9,742	8,633
Compliance service fees (Note 4)	8,400	8,400
Custodian and bank service fees	8,533	7,291
Postage and supplies	7,964	5,375
Printing of shareholder reports	5,468	3,514
Insurance expense	1,135	1,416
Other expenses	7,303	9,880
TOTAL EXPENSES	323,260	367,647
Fees voluntarily waived by the Adviser (Note 4)	(46,840)	(40,134)
NET EXPENSES	276,420	327,513

NET INVESTMENT INCOME	535,532	514,941

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
Security transactions	1,606,222	925,796
Written option contracts (Note 5)	(15,969)	1,635
Net change in unrealized appreciation (depreciation) on:
Investments	1,920,752	3,253,840
Written option contracts (Note 5)	81,002	17,747

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,592,007	4,199,018

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,127,539	$4,713,959

See accompanying notes to financial statements.

17

FBP EQUITY & DIVIDEND PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$535,532	$677,002
Net realized gains (losses) from:
Security transactions	1,606,222	422,266
Written option contracts (Note 5)	(15,969)	165,687
Net realized gains from in-kind redemptions (Note 2)	—	459,928
Net change in unrealized appreciation (depreciation) on:
Investments	1,920,752	(2,482,528)
Written option contracts (Note 5)	81,002	33,357
Net increase (decrease) in net assets from operations	4,127,539	(724,288)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(534,664)	(676,704)
From net realized gains from security transactions	(65,593)	(1,124,422)
Net decrease in net assets from distributions to shareholders	(600,257)	(1,801,126)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	823,184	927,125
Net asset value of shares issued in reinvestment of distributions to shareholders	589,831	1,773,837
Payments for shares redeemed	(2,289,634)	(4,193,387)
Net decrease in net assets from capital share transactions	(876,619)	(1,492,425)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,650,663	(4,017,839)

NET ASSETS
Beginning of year	24,764,055	28,781,894
End of year	$27,414,718	$24,764,055

UNDISTRIBUTED NET INVESTMENT INCOME	$2,703	$1,823

CAPITAL SHARE ACTIVITY
Shares sold	33,608	39,293
Shares reinvested	24,107	77,361
Shares redeemed	(95,151)	(179,384)
Net decrease in shares outstanding	(37,436)	(62,730)
Shares outstanding, beginning of year	1,093,426	1,156,156
Shares outstanding, end of year	1,055,990	1,093,426

See accompanying notes to financial statements.

18

FBP APPRECIATION & INCOME OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$514,941	$606,258
Net realized gains from:
Security transactions	925,796	213,815
Written option contracts (Note 5)	1,635	107,759
Net realized gains from in-kind redemptions (Note 2)	—	2,067,015
Net change in unrealized appreciation (depreciation) on:
Investments	3,253,840	(4,640,221)
Written option contracts (Note 5)	17,747	10,231
Net increase (decrease) in net assets from operations	4,713,959	(1,635,143)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(522,350)	(631,302)
From net realized gains from security transactions	(30,246)	(1,742,745)
Net decrease in net assets from distributions to shareholders	(552,596)	(2,374,047)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,579,250	634,129
Net asset value of shares issued in reinvestment of distributions to shareholders	513,848	2,267,673
Payments for shares redeemed	(3,854,197)	(6,214,793)
Net decrease in net assets from capital share transactions	(1,761,099)	(3,312,991)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,400,264	(7,322,181)

NET ASSETS
Beginning of year	31,668,505	38,990,686
End of year	$34,068,769	$31,668,505

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(492)	$(9,143)

CAPITAL SHARE ACTIVITY
Shares sold	85,200	36,037
Shares reinvested	28,901	130,576
Shares redeemed	(216,526)	(358,024)
Net decrease in shares outstanding	(102,425)	(191,411)
Shares outstanding, beginning of year	1,913,196	2,104,607
Shares outstanding, end of year	1,810,771	1,913,196

See accompanying notes to financial statements.

19

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$22.65	$24.89	$24.78	$21.67	$19.10

Income (loss) from investment operations:
Net investment income	0.50	0.61	0.50	0.42	0.47
Net realized and unrealized gains (losses) on investments	3.37	(1.21)	0.57	3.11	2.56
Total from investment operations	3.87	(0.60)	1.07	3.53	3.03

Less distributions:
Dividends from net investment income	(0.50)	(0.61)	(0.51)	(0.42)	(0.46)
Distributions from net realized gains	(0.06)	(1.03)	(0.45)	—	—
Total distributions	(0.56)	(1.64)	(0.96)	(0.42)	(0.46)

Net asset value at end of year	$25.96	$22.65	$24.89	$24.78	$21.67

Total return (a)	17.29%	(2.31%)	4.23%	16.40%	16.19%

Net assets at end of year (000’s)	$27,415	$24,764	$28,782	$27,794	$22,570

Ratio of total expenses to average net assets	1.25%	1.19%	1.17%	1.21%	1.29%

Ratio of net expenses to average net assets (b)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (b)	2.07%	2.60%	1.98%	1.82%	2.40%

Portfolio turnover rate	19%	21%	19%	24%	32%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

20

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$16.55	$18.53	$18.97	$17.16	$15.85

Income (loss) from investment operations:
Net investment income	0.28	0.31	0.26	0.25	0.29
Net realized and unrealized gains (losses) on investments	2.28	(1.11)	0.19	2.50	1.61
Total from investment operations	2.56	(0.80)	0.45	2.75	1.90

Less distributions:
Dividends from net investment income	(0.28)	(0.32)	(0.26)	(0.26)	(0.30)
Distributions from net realized gains	(0.02)	(0.86)	(0.63)	(0.68)	(0.29)
Total distributions	(0.30)	(1.18)	(0.89)	(0.94)	(0.59)

Net asset value at end of year	$18.81	$16.55	$18.53	$18.97	$17.16

Total return (a)	15.58%	(4.48%)	2.36%	16.50%	12.51%

Net assets at end of year (000’s)	$34,069	$31,669	$38,991	$39,951	$36,825

Ratio of total expenses to average net assets	1.12%	1.05%	1.04%	1.03%	1.06%

Ratio of net expenses to average net assets (b)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (b)	1.57%	1.75%	1.36%	1.36%	1.83%

Portfolio turnover rate	18%	23%	12%	10%	15%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2017

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impacts financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement preparation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and closed-end investment companies, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy.

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities, including U.S. government and agency obligations and corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Given the inputs used by pricing services, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of March 31, 2017, by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$24,741,352	$—	$—	$24,741,352
Money Market Funds	2,771,827	—	—	2,771,827
Total	$27,513,179	$—	$—	$27,513,179

Other Financial Instruments:
Written Call Options	$(126,948)	$—	$—	$(126,948)
Total	$(126,948)	$—	$—	$(126,948)

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$26,264,644	$—	$—	$26,264,644
U.S. Government and Agency Obligations	—	488,535	—	488,535
Corporate Bonds	—	3,803,036	—	3,803,036
Closed-End Funds	307,600	—	—	307,600
Money Market Funds	3,300,205	—	—	3,300,205
Total	$29,872,449	$4,291,571	$—	$34,164,020

Other Financial Instruments:
Written Call Options	$(59,210)	$—	$—	$(59,210)
Total	$(59,210)	$—	$—	$(59,210)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of March 31, 2017, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities held by the Funds as of March 31, 2017. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the appropriate country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	3/31/2017	$576,357	$23,900	$600,257
	3/31/2016	$676,761	$1,124,365	$1,801,126
FBP Appreciation & Income Opportunities Fund	3/31/2017	$552,596	$—	$552,596
	3/31/2016	$631,394	$1,742,653	$2,374,047

24

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the underlying security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

25

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2017:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$21,943,129	$25,958,204
Gross unrealized appreciation	$6,182,485	$8,994,899
Gross unrealized depreciation	(612,435)	(789,083)
Net unrealized appreciation on investments	5,570,050	8,205,816
Net unrealized appreciation on written option contracts	35,898	2,671
Undistributed ordinary income	4,820	39,451
Undistributed long-term capital gains	1,181,837	572,557
Accumulated capital and other losses	(55,808)	—
Distributions payable	(2,117)	(9,234)
Distributable earnings	$6,734,680	$8,811,261

As of March 31, 2017, the tax cost of written option contracts for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund was $162,846 and $61,881, respectively.

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of a Fund’s following taxable year. For the tax year ended March 31, 2017, FBP Equity & Dividend Plus Fund deferred until April 1, 2017 post-October capital losses in the amount of $55,808.

During the year ended March 31, 2017, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements:

	Increase in undistributed (distributions in excess of) net investment income	Decrease in accumulated net realized gains from security transactions	Increase (decrease) in paid-in capital
FBP Equity & Dividend Plus Fund	$12	$(11)	$(1)
FBP Appreciation & Income Opportunities Fund	16,060	(16,061)	1

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

26

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by each Fund on federal income tax returns for all open tax years (tax years ended March 31, 2014 through March 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2017:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Purchases of investment securities	$4,708,970	$4,714,167
Proceeds from sales and maturities of investment securities	$6,740,877	$5,744,373

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.70% of its average daily net assets up to $250 million; 0.65% of the next $250 million of such assets; and 0.50% of such assets in excess of $500 million.

During the year ended March 31, 2017, the Adviser voluntarily waived $46,840 and $40,134 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively. These amounts are not subject to recapture in future periods.

Certain officers and a Trustee of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

27

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Derivatives Transactions

Transactions in call option contracts written by the Funds during the year ended March 31, 2017 were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of year	1,938	$231,331	930	$142,774
Options written	2,551	398,932	630	114,520
Options cancelled in a closing purchase transaction	(1,148)	(200,284)	(410)	(73,308)
Options expired	(1,535)	(158,318)	(500)	(71,128)
Options exercised	(726)	(108,815)	(280)	(50,977)
Options outstanding at end of year	1,080	$162,846	370	$61,881

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2017
Equity call options written	Written call options, at value	$—	$(126,948)	$(4,448,110)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2017
Equity call options written	Written call options, at value	$—	$(59,210)	$(1,231,210)

28

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The average monthly notional amount of option contracts written during the year ended March 31, 2017 was $5,347,563 and $2,063,713 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

The Funds’ transactions in derivative instruments during the year ended March 31, 2017 are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative	Location	Net Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Equity Contracts (Call options written)	Net realized gains (losses)from written option contracts	$ (15,969)	Net change in unrealized appreciation (depreciation) on written option contracts	$ 81,002

FBP Appreciation & Income Opportunities Fund

Type of Derivative	Location	Net Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Equity Contracts (Call options written)	Net realized gains (losses) from written option contracts	$ 1,635	Net change in unrealized appreciation (depreciation) on written option contracts	$ 17,747

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

29

THE FLIPPIN, BRUCE & PORTER FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Flippin, Bruce & Porter Funds and
Board of Trustees of Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and open option contracts, of The Flippin, Bruce, & Porter Funds, comprised of FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, (the “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2017, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended prior to March 31, 2016, were audited by other auditors, whose report dated May 22, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 18, 2017

30

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
	Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
	John H. Hanna IV	800 Main Street Lynchburg, VA	1955	Vice President	Since February 2007
	David J. Marshall	800 Main Street Lynchburg, VA	1956	Vice President	Since February 2007
	R. Gregory Porter III	800 Main Street Lynchburg, VA	1941	Vice President	Since September 1988
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Bo J. Howell	225 Pictoria Drive, Suite 450 Cincinnati, OH	1981	Secretary	Since May 2017
	Simon H. Berry	225 Pictoria Drive, Suite 450 Cincinnati, OH	1971	Chief Compliance Officer	Since May 2017

*

Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

31

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC (an investment advisory firm).

John T. Bruce is President, Director and member of the Executive Committee of the Adviser.

George K. Jennison is President of Oyster Consulting, LLC (a management consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (bank holding company).

Elizabeth W. Robertson is Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) and a Director of Towne Bank.

John H. Hanna IV is Vice President, Director and member of the Executive Committee of the Adviser.

David J. Marshall is Secretary, Director and member of the Executive Committee of the Adviser.

R. Gregory Porter III is Director of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Bo J. Howell is a Director of Fund Administration of Ultimus Fund Solutions, LLC (2014 to present). He previously was Counsel of Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014).

Simon H. Berry is a Senior Attorney of Ultimus Fund Solutions, LLC (2016 to present). He previously was an Attorney at the Kentucky Department of Financial Institutions (2009-2016).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-327-9375.

32

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2016 through March 31, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

33

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
FBP Equity & Dividend Plus Fund
Based on Actual Fund Return	$1,000.00	$1,101.50	1.07%	$5.61
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	1.07%	$5.39
FBP Appreciation & Income Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,091.90	1.00%	$5.22
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.95	1.00%	$5.04

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

34

THE FLIPPIN, BRUCE & PORTER FUNDS OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by the Funds during the year ended March 31, 2017. During the year ended March 31, 2017, FBP Equity & Dividend Plus Fund paid a long-term capital gain distribution of $23,900. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund intend to designate up to a maximum amount of $576,357 and $552,596, respectively, as taxed at a maximum rate of 23.8%. Additionally, for the fiscal year ended March 31, 2017, 100% of the dividends paid from ordinary income by FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

35

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on March 1, 2017, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) the performance of each Fund for the one-year period ending December 31, 2016 exceeded the returns of the S&P 500 Index and the Adviser has provided quality services to the Funds over the one-year period; (ii) the advisory fee rates for each Fund are competitive with similarly managed funds; (iii) the total operating expense ratio of each Fund, after fee waivers, is competitive with (and in the case of the FBP Equity & Dividend Plus Fund, lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar,

36

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Inc.; (iv) the Adviser’s decision to cap overall operating expenses of the Funds by voluntarily waiving a portion of its advisory fees has enabled each Fund to increase returns for its shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Funds; and (v) the Adviser did not realize any profits with respect to its management of the Funds. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

37

Investment Adviser

Flippin, Bruce & Porter, Inc.

800 Main Street, Second Floor

P.O. Box 6138

Lynchburg, Virginia 24505

Toll-Free 1-800-851-3804

www.fbpfunds.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Toll-Free 1-866-738-1127

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts 02109

Officers

John T. Bruce, President

and Portfolio Manager

John H. Hanna, IV, Vice President
David J. Marshall, Vice President

R. Gregory Porter, III,
Vice President

Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Annual Report March 31, 2017

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	May 2017

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Reports of The Government Street Funds for the year ended March 31, 2017.

The Government Street Equity Fund

The Government Street Equity Fund had a positive 12.32% total return for the fiscal year ended March 31, 2017. By comparison, the S&P 500® Index and the Morningstar Large Blend categories returned 17.17% and 15.81%, respectively.

The 12-month period had very good absolute returns with the 1st quarter of calendar 2017 providing the best results. The following table depicts the fiscal quarter total returns of our three related measures.

	Government Street Equity	S&P 500	Morningstar Large Blend
1 Qtr 2017	5.83%	6.07%	5.57%
4 Qtr 2016	1.71%	3.82%	3.86%
3 Qtr 2016	3.03%	3.85%	3.80%
2 Qtr 2016	1.28%	2.46%	1.76%

The results of the last 12 months equity performance came as a pleasant surprise. The primary news for the period focused, in our opinion, on two most unpredictable variables, the Federal Reserve interest rate moves and the outcome of the U.S. Presidential election. Those two focal points plus uncertainty in energy markets, rising debt levels, and geopolitical unease made investment futures very uncertain.

The Trump election win and the Federal Reserve’s 0.25% interest rate increase seemed to raise more questions than answers. However, the markets responded favorably with the first calendar quarter 2017 results turning in the best performances of the four most recent fiscal quarters.

Throughout the fiscal year, the relative results of the Fund were reduced by its cash position. That position generally ranged between approximately three to eight percent invested in the money markets. For us, this was not considered market timing in the strictest sense, but an attempt to mitigate volatility of prospective outcomes. The action proved unfounded as every downward move was shortly eclipsed by an upward rebound.

Hopefully the surge in investor enthusiasm, following the U.S. Presidential election and the interest rate increase, proves to be correct. The anticipation of a reduction or reform of tax issues, decreased regulatory oppressions, and generally better governance policies seems broadly desired. However, every issue is hotly contested in public forums and there is continued partisanship within our government. All this is occurring in an environment of military uncertainty brought about by North Korea’s provocations.

1

We are generally positive on the investment environment, but we believe that less than full investment exposure is prudent. To that end, we continue to maintain money market investments with an anticipated 5% average position for the near future.

At this point, we include an updated version from our 2015 newsletter insert, which continues to reflect our thoughts for the future. If nothing else, our viewpoint is consistent. There are plenty of reasons to question the future size of equity returns. Simply said, the underlying economy of the U.S. is not currently expanding rapidly enough to support previous double digit percentage gains. The possible sources of negative considerations are myriad. Slow GDP growth, the scope of our national debt, rising entitlement costs, Federal Reserve policy, incomprehensible tax policy, diminishing international prestige, record dollar currency strength, and an aging population are a few examples. The lack of clear policies to deal with any of these issues creates an uncomfortable environment for investments. However, hope springs eternal and history has proven that underestimating America’s propensity to respond to adversity must be remembered. In your Fund, one significant change has taken place in the portfolio’s asset allocation. We finished the year with a money market position of slightly over 6%. That is approximately double our usual operating position. We have not turned into market timers, but it seemed prudent, given the market volatility, to keep some funds in reserve. As markets calm, we will redeploy the cash.

The top 10 holdings in The Government Street Equity Fund as of March 31, 2017 were:

Security Description	% of Net Assets
Apple, Inc.	4.6%
Vanguard Mid-Cap ETF	4.0%
JPMorgan Chase & Company	3.9%
Lockheed Martin Corporation	3.1%
General Dynamics Corporation	2.7%
United Technologies Corporation	2.7%
Visa, Inc. – Class A	2.5%
Comcast Corporation – Class A	2.4%
Pioneer Natural Resources Company	2.1%
NVIDIA Corporation	2.1%

Exchange-traded funds (“ETFs”) have continued a prominent role in the Fund’s investment holdings, as evidenced by 1 of the top 10 holdings. Each ETF represents a composite holding of an extensive number of securities that have some common characteristic.

As an example, the Vanguard Mid-Cap ETF represents an investment in over 450 individual securities that meet Vanguard’s definition of mid capitalization corporate equities. The inclusion of this one security in the portfolio provided the Fund with broad diversification that would be impossible to achieve individually in a fund with the total value of The Government Street Equity. The ability to achieve diversification utilizing ETF’s has allowed us an opportunity for risk control that would be otherwise unattainable.

2

There were significant individual performances during the fiscal year. The five highest returns, held for the entire fiscal year, as measured by the internal rate of return for the entire period were:

Security Description	1 Year Performance
NVIDIA Corporation	207.76%
Quanta Services, Inc.	64.49%
JPMorgan Chase & Company	52.36%
General Dynamics Corporation	45.29%
Texas Instruments, Inc.	43.96%

The five worst individual performances, held for the entire fiscal year, as measured by internal rate of return for the entire period were:

Security Description	1 Year Performance
Walt Disney Company (The)	-5.60%
NIKE, Inc. - Class B	-8.06%
Amgen, Inc.	-18.08%
Gilead Sciences, Inc.	-25.09%
Tractor Supply Company	-29.76%

The Fund’s best performing economic sector for the fiscal year was Information Technology, up 26.45%. The second-best sector was Financials up 20.70%. The worst performing sector was Consumer Staples down -1.88%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2016 through March 31, 2017.

The following comments are drawn from previous newsletters, but continue to reflect our current thoughts on the future investment prospects.

We believe that continued upward movement of markets and economies worldwide are highly dependent on governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario; risk management takes precedent over return pursuits in the near term. Your Fund remains invested to capture returns, but highly diversified to mitigate the risks associated with that position. We believe that the future transition to a sound economic scenario will determine the continuation of current positive performances. We are not totally convinced of that outcome.

While significant risks exist, we continue to believe that investors have potential for one of the greatest investment environments for generations. There are over 7 billion people in the world today (the U.S. population is approximately 325 million). Many

3

of these potential consumers are moving into middle class ranks. In our opinion, the demand for goods and services for the future is tremendous. Remember that, in our own economy, approximately 60% of GDP is tied to consumer spending on goods and services. With the business advantages that the U.S. enjoys in manufacturing know how, technology, intellectual content, productivity, and numerous other characteristics, if government will provide a competitive framework for operating, the benefits could be the best ever. We just need government policies that foster growth in profits and wages domestically and internationally.

There are many additional moving parts in our economy and exogenous factors such as the geopolitical instabilities that will always cause uneven effects. However, it is our thought that keeping our fiscal house in order is basic to all considerations. The irresponsible spending activities of our government continue to unnerve us. It remains to be seen if the economy can overcome the negative influence of government policies and have a successful impact on market values.

As of March 31, 2017, the Fund’s net assets were $65.4 million, down from $80.3 million at the beginning of the fiscal year; net asset value per share was $67.08; and the ratio of expenses to net average assets was 0.87%. Portfolio turnover rate was 20%. Income dividends of $0.68 per share and capital gains of $1.40 per share were distributed to shareholders during the year.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund produced a total return of 16.44% during the fiscal year ended March 31, 2017. By comparison the Standard & Poor’s 400® Index and the Morningstar Mid Cap Blended Index, used as relative performance benchmarks, returned 20.92% and 16.84%, respectively.

The mid-capitalization category of individual companies is usually represented by the Standard & Poor’s 400, whose issuers have a market capitalization ranging from approximately $1.1 billion to $10.0 billion. Generally, these companies are considered to have slightly higher risk and return characteristics than the S&P 500 companies, which includes issuers with large capitalization. As you would guess, the mid-cap companies in the index are primarily domestically oriented.

Your Fund has a slightly different range of capitalizations than the S&P 400. The Fund’s upper and lower limits are generally $8.0 billion and $500 million, respectively. There are 2 provisions that allow the makeup of the Fund to exceed those limits. Firstly, to the extent securities originally purchased within the limits have grown to greater capitalizations, they may be retained without limitation. Secondly, the Fund manager has latitude to purchase and hold up to 20% of the Fund’s value outside the limitations.

4

The top 10 holdings in The Government Street Mid-Cap Fund as of March 31, 2017 were:

Security Description	% of Net Assets
Mid-America Apartment Communities, Inc.	3.1%
Lam Research Corporation	2.4%
Vanguard Mid-Cap ETF	2.3%
Guggenheim Mid-Cap Core ETF	2.2%
Jack Henry & Associates, Inc.	2.0%
Teleflex, Inc .	1.8%
Nasdaq, Inc.	1.6%
Arrow Electronics, Inc.	1.5%
American Financial Group, Inc.	1.5%
NVIDIA Corporation	1.5%

ETFs represent significant holdings in the Fund. Vanguard and Guggenheim mid-cap ETFs are all constituted differently, but cover the market capitalization ranges mentioned earlier. Since the mid-cap universe contains a much greater number of companies than its larger index counterparts, we like to broaden your portfolios exposure across the range to govern risk control through diversification.

There were significant individual performances during the fiscal year. The five highest returns, held for the entire period, as measured by the internal rate of return, were:

Security Description	1 Year Performance
NVIDIA Corporation	199.11%
ONEOK, Inc.	97.60%
Albemarle Corporation	67.22%
Lam Research Corporation	58.75%
Steel Dynamics, Inc.	57.71%

The five worst individual performances, held for the entire period, as measured by internal rate of return, were:

Security Description	1 Year Performance
SCANA Corporation	-3.64%
Tyson Foods, Inc. - Class A	-6.33%
Gildan Activewear, Inc.	-10.42%
VF Corporation	-12.80%
Stericycle, Inc.	-31.19%

The Fund’s best performing economic sector for the fiscal year was Materials, up 33.68%. The second-best sector was Information Technology, up 31.46%. The worst performing sector was Telecommunication Services, down -14.43%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2016 through March 31, 2017.

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We believe that mid-cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large cap stocks. Mid-cap stocks have been able to match the performance of large-cap stocks in down markets while exceeding large-cap performance in up markets, leading to long-term outperformance.

It may be interesting for the readers to compare the Global Industry Classification Standard (“GICS”) sectors between the larger capitalization S&P 500 and the smaller capitalization S&P 400. The approximate weights based on component’s capitalizations change daily, but are reasonably stable over short periods. As of April 2017 they are:

GICS	S&P 500	S&P 400
Energy	6.59%	3.49%
Materials	2.84%	7.86%
Industrial	10.08%	14.43%
Consumer Discretionary	12.33%	11.15%
Consumer Staples	9.30%	4.12%
Health Care	13.91%	7.53%
Financials	14.36%	17.22%
Information Technology	22.08%	18.14%
Telecommunication Services	2.38%	0.15%
Utilities	3.19%	5.36%
Real Estate	2.94%	10.56%

The Government Street Mid Cap Fund uses the S&P 400 sector weights for guidance in its portfolio diversification.

As of March 31, 2017, the net assets of the Government Street Mid Cap Fund were $48.5 million and the net asset value per share was $24.42. The portfolio turnover rate for the year was 14% and the total number of holdings was 128 as of March 31, 2017. The net expense ratio for the Fund was 1.07%.

The Alabama Tax Free Bond Fund

Over the course of the last 12 months, fixed income markets have been adjusting to a gradual shift in Federal Reserve policies as well as to expectations for higher inflation and increased economic growth. The Federal Reserve raised the federal funds rate by 0.25% in December 2016 and again by 0.25% in March 2017. The yield on the 10-year Treasury note reached an all-time low of 1.36% in July 2016 before climbing to a two-year high of 2.50% by the end of the year. Bond yields increased following the U. S. presidential election based on the assumption that the new Trump administration and Republican controlled congress would implement fiscal stimulus via both increased infrastructure spending and reduced corporate and individual tax rates. Potential deregulation across many industries is further stoking optimism for a higher rate of economic growth.

The municipal bond market was buffeted by cross currents over the past year. Positive fundamental and technical conditions were offset by the continuation of the move towards higher interest rates by the Federal Reserve and by the uncertainty of the potential impact of changes to tax rates and policies. While the tax-exempt status

6

of municipal bonds under the new administration has been discussed, it is generally believed that because tax-exempt bonds have long been a vital part of infrastructure and public project financing that their tax exemption will remain in place as a part of the administration’s infrastructure spending plans. Local and state tax receipts have generally been strong and although there are a few trouble spots, as always, the default rate for municipal issues remains at very low levels. Supply and demand factors are supportive of municipal bond prices with new issuance at very low levels while at the same time demand remains strong.

The Alabama Tax Free Bond Fund maintained its short duration and defensive posture as protection against price erosion from the effect of higher interest rates. The duration of the Fund on March 31, 2017 was 2.8 years, down slightly from 2.9 years at the end of the last fiscal year. All of the bonds purchased for the Fund are rated in the highest three categories of bond ratings (A, AA, AAA by Moody’s or Standard & Poor’s) when acquired or, if unrated, are considered to be of similar quality. The Fund’s construction of a laddered portfolio of short and intermediate tax-exempt Alabama bonds remains in place.

For the 12 months ended March 31, 2017, the Fund posted a total return of -0.21% as compared to returns of 0.57% for the Bloomberg Barclays 3-Year Municipal Bond Index and -0.06% for the Bloomberg Barclays 7-Year Municipal Bond Index. It should be noted that the Fund has a shorter average maturity than the unmanaged Bloomberg Barclays 7-Year Municipal Bond Index and consistently maintains a portfolio of higher rated securities, on average, than the holdings comprising the comparable bond indices. Additionally, while the Fund holds bonds with maturities ranging from one to eight years, the Bloomberg Barclays Bond 3-Year Municipal Bond Index holds only securities with maturities of approximately three years and the Bloomberg Barclays 7-Year Municipal Bond Index holds only securities with maturities ranging between six and eight years. Also, theses indices include zero coupon bonds as well as bonds subject to the alternative minimum tax. The Fund holds neither of these types of securities.

As of March 31, 2017, the average maturity of the Fund was 3.1 years, up from 3.0 years at the end of the last fiscal year. The net assets of the Fund as of March 31, 2017 were $26.7 million and the net asset value per share was $10.34. The ratio of net investment income to average net assets during the fiscal year was 1.23% and the net expense ratio was 0.65%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

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Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

8

THE GOVERNMENT STREET EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

The Government Street Equity Fund

Comparison of the Change in Value of a $10,000 Investment in
The Government Street Equity Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	5 Years	10 Years
The Government Street Equity Fund(a)	12.32%	9.78%	6.20%
Standard & Poor’s 500® Index	17.17%	13.30%	7.51%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

THE GOVERNMENT STREET MID-CAP FUND PERFORMANCE INFORMATION (Unaudited)

The Government Street Mid-Cap Fund

Comparison of the Change in Value of a $10,000 Investment in The Government Street
Mid-Cap Fund and the Standard & Poor’s 400® Index

	Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	5 Years	10 Years
The Government Street Mid-Cap Fund(a)	16.44%	11.89%	8.52%
Standard & Poor’s 400® Index	20.92%	13.32%	8.96%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

THE ALABAMA TAX FREE BOND FUND PERFORMANCE INFORMATION (Unaudited)

The Alabama Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax Free Bond Fund,
the Bloomberg Barclays 7-Year Municipal Bond Index and the Bloomberg Barclays 3-Year Municipal Bond Index

	Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	5 Years	10 Years
The Alabama Tax Free Bond Fund(a)	(0.21%)	0.82%	2.12%
Bloomberg Barclays 7-Year Municipal Bond Index	(0.06%)	2.72%	4.47%
Bloomberg Barclays 3-Year Municipal Bond Index	0.57%	1.23%	2.74%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	4.6%
Vanguard Mid-Cap ETF	4.0%
JPMorgan Chase & Company	3.9%
Lockheed Martin Corporation	3.1%
General Dynamics Corporation	2.7%
United Technologies Corporation	2.7%
Visa, Inc. - Class A	2.5%
Comcast Corporation - Class A	2.4%
Pioneer Natural Resources Company	2.1%
NVIDIA Corporation	2.1%

12

THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Mid-America Apartment Communities, Inc.	3.1%
Lam Research Corporation	2.4%
Vanguard Mid-Cap ETF	2.3%
Guggenheim Mid-Cap Core ETF	2.2%
Jack Henry & Associates, Inc.	2.0%
Teleflex, Inc.	1.8%
Nasdaq, Inc.	1.6%
Arrow Electronics, Inc.	1.5%
American Financial Group, Inc.	1.5%
NVIDIA Corporation	1.5%

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THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Asset Allocation

(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	7.9%
AA	67.8%
A	7.5%
Not Rated	16.8%

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THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2017

COMMON STOCKS — 89.2%	Shares	Value
Consumer Discretionary — 9.2%
BorgWarner, Inc.	8,000	$334,320
Comcast Corporation - Class A	41,000	1,541,190
Home Depot, Inc. (The)	6,500	954,395
Lowe's Companies, Inc.	8,000	657,680
McDonald's Corporation	5,000	648,050
NIKE, Inc. - Class B	13,900	774,647
Ross Stores, Inc.	7,000	461,090
Tractor Supply Company	5,500	379,335
Walt Disney Company (The)	2,500	283,475
		6,034,182
Consumer Staples — 4.1%
Coca-Cola Company (The)	12,000	509,280
Kraft Heinz Company (The)	5,378	488,376
McCormick & Company, Inc. - Non-Voting Shares	7,000	682,850
Mondelēz International, Inc. - Class A	10,736	462,507
Procter & Gamble Company (The)	6,000	539,100
		2,682,113
Energy — 5.8%
Chevron Corporation	7,000	751,590
ConocoPhillips	15,500	772,985
Enbridge, Inc.	20,664	864,582
Pioneer Natural Resources Company	7,500	1,396,725
		3,785,882
Financials — 12.3%
Aflac, Inc.	11,565	837,537
Berkshire Hathaway, Inc. - Class B (a)	4,000	666,720
Brookfield Asset Management, Inc. - Class A	33,500	1,221,410
CME Group, Inc.	8,500	1,009,800
Everest Re Group Ltd.	1,000	233,810
Intercontinental Exchange, Inc.	20,000	1,197,400
JPMorgan Chase & Company	29,000	2,547,360
Toronto-Dominion Bank (The)	6,000	300,540
		8,014,577
Health Care — 11.2%
Abbott Laboratories	9,000	399,690
AbbVie, Inc.	11,500	749,340
Amgen, Inc.	1,000	164,070
Bio-Techne Corporation	9,000	914,850
Cardinal Health, Inc.	10,000	815,500
Centene Corporation (a)	5,000	356,300
Cerner Corporation (a)	8,000	470,800

15

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.2% (Continued)	Shares	Value
Health Care — 11.2% (Continued)
Gilead Sciences, Inc.	6,000	$407,520
Henry Schein, Inc. (a)	4,500	764,865
Merck & Company, Inc.	9,000	571,860
Pfizer, Inc.	27,000	923,670
Regeneron Pharmaceuticals, Inc. (a)	1,370	530,889
Shire plc - ADR	1,500	261,345
		7,330,699
Industrials — 12.2%
Emerson Electric Company	13,000	778,180
General Dynamics Corporation	9,400	1,759,680
Honeywell International, Inc.	10,000	1,248,700
Lockheed Martin Corporation	7,500	2,007,000
Quanta Services, Inc. (a)	11,500	426,765
United Technologies Corporation	15,500	1,739,255
		7,959,580
Information Technology — 22.9%
Accenture plc - Class A	9,500	1,138,860
Alphabet, Inc. - Class A (a)	800	678,240
Alphabet, Inc. - Class C (a)	1,302	1,080,087
Apple, Inc.	21,045	3,023,325
Automatic Data Processing, Inc.	5,000	511,950
Facebook, Inc. - Class A (a)	5,300	752,865
Intel Corporation	12,000	432,840
MasterCard, Inc. - Class A	5,750	646,702
Microsoft Corporation	11,000	724,460
NVIDIA Corporation	12,500	1,361,625
QUALCOMM, Inc.	5,000	286,700
TE Connectivity Ltd.	13,000	969,150
Texas Instruments, Inc.	12,000	966,720
Visa, Inc. - Class A	18,700	1,661,869
Western Digital Corporation	9,000	742,770
		14,978,163
Materials — 5.7%
Albemarle Corporation	8,000	845,120
Dow Chemical Company (The)	11,000	698,940
Ecolab, Inc.	6,000	752,040
Praxair, Inc.	5,000	593,000
Vulcan Materials Company	7,000	843,360
		3,732,460
Real Estate — 1.8%
Mid-America Apartment Communities, Inc.	11,394	1,159,226

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THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.2% (Continued)	Shares	Value
Telecommunication Services — 0.8%
AT&T, Inc.	13,000	$540,150

Utilities — 3.2%
Duke Energy Corporation	8,250	676,582
Southern Company (The)	12,000	597,360
WEC Energy Group, Inc.	14,000	848,820
		2,122,762

Total Common Stocks (Cost $33,480,295)		$58,339,794

EXCHANGE-TRADED FUNDS — 4.0%	Shares	Value
Vanguard Mid-Cap ETF (Cost $1,050,908)	18,950	$2,638,598

EXCHANGE-TRADED NOTES — 0.3%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $184,435)	6,000	$193,800

MONEY MARKET FUNDS — 7.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.56% (b) (Cost $4,627,850)	4,627,850	$4,627,850

Total Investments at Value — 100.6% (Cost $39,343,488)		$65,800,042

Liabilities in Excess of Other Assets — (0.6%)		(392,730)

Net Assets — 100.0%		$65,407,312

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

17

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS March 31, 2017

COMMON STOCKS — 87.6%	Shares	Value
Consumer Discretionary — 9.4%
Cracker Barrel Old Country Store, Inc.	1,500	$238,875
Gildan Activewear, Inc.	13,400	362,336
Hasbro, Inc.	7,000	698,740
Leggett & Platt, Inc.	7,000	352,240
O'Reilly Automotive, Inc. (a)	1,945	524,839
Panera Bread Company - Class A (a)	2,390	625,869
Ross Stores, Inc.	5,500	362,285
Service Corporation International	16,200	500,256
Tiffany & Company	3,475	331,168
Vail Resorts, Inc.	1,500	287,850
VF Corporation	4,700	258,359
		4,542,817
Consumer Staples — 3.7%
Church & Dwight Company, Inc.	9,000	448,830
Energizer Holdings, Inc.	5,000	278,750
J.M. Smucker Company (The)	5,000	655,400
Tyson Foods, Inc. - Class A	7,000	431,970
		1,814,950
Energy — 3.6%
Helmerich & Payne, Inc.	4,200	279,594
Oil States International, Inc. (a)	5,000	165,750
ONEOK, Inc.	11,000	609,840
Patterson-UTI Energy, Inc.	22,000	533,940
Western Refining, Inc.	4,000	140,280
		1,729,404
Financials — 17.4%
Alleghany Corporation (a)	865	531,681
American Financial Group, Inc.	7,600	725,192
Arthur J. Gallagher & Company	9,250	522,995
Axis Capital Holdings Ltd.	5,000	335,150
Bank of Hawaii Corporation	6,500	535,340
Berkley (W.R.) Corporation	7,450	526,193
Brown & Brown, Inc.	10,000	417,200
CME Group, Inc.	5,735	681,318
Cullen/Frost Bankers, Inc.	4,000	355,880
Eaton Vance Corporation	12,000	539,520
Everest Re Group Ltd.	2,750	642,978
Intercontinental Exchange, Inc.	11,000	658,570
Nasdaq, Inc.	11,000	763,950
Old Republic International Corporation	24,400	499,712

18

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.6% (Continued)	Shares	Value
Financials — 17.4% (Continued)
ProAssurance Corporation	3,000	$180,750
SEI Investments Company	10,500	529,620
		8,446,049
Health Care — 9.6%
Bio-Rad Laboratories, Inc. - Class A (a)	1,300	259,142
Bio-Techne Corporation	4,500	457,425
Centene Corporation (a)	6,000	427,560
Charles River Laboratories International, Inc. (a)	4,500	404,775
Chemed Corporation	3,000	548,070
Computer Programs & Systems, Inc.	2,000	56,000
Henry Schein, Inc. (a)	3,500	594,895
Laboratory Corporation of America Holdings (a)	2,074	297,557
ResMed, Inc.	6,000	431,820
Teleflex, Inc.	4,500	871,785
Waters Corporation (a)	2,000	312,620
		4,661,649
Industrials — 12.9%
AMETEK, Inc.	1,350	73,008
C.H. Robinson Worldwide, Inc.	6,000	463,740
Chicago Bridge & Iron Company NV	7,000	215,250
Deluxe Corporation	5,000	360,850
Donaldson Company, Inc.	13,000	591,760
Expeditors International of Washington, Inc.	8,000	451,920
Fastenal Company	10,000	515,000
Graco, Inc.	7,000	658,980
Jacobs Engineering Group, Inc.	5,475	302,658
L3 Technologies, Inc.	3,000	495,870
MSC Industrial Direct Company, Inc. - Class A	6,000	616,560
Pentair plc	2,900	182,062
Snap-on, Inc.	1,475	248,788
Stericycle, Inc. (a)	2,400	198,936
Waste Connections, Inc.	7,000	617,540
Woodward, Inc.	4,150	281,868
		6,274,790
Information Technology — 15.4%
Analog Devices, Inc.	3,671	300,848
ANSYS, Inc. (a)	3,500	374,045
Arrow Electronics, Inc. (a)	10,100	741,441
Broadridge Financial Solutions, Inc.	3,500	237,825
DST Systems, Inc.	5,100	624,750
Harris Corporation	6,000	667,620
Jack Henry & Associates, Inc.	10,500	977,550
Lam Research Corporation	9,000	1,155,240

19

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.6% (Continued)	Shares	Value
Information Technology — 15.4% (Continued)
Microchip Technology, Inc.	6,000	$442,680
National Instruments Corporation	12,000	390,720
NVIDIA Corporation	6,500	708,045
Tech Data Corporation (a)	3,500	328,650
Western Digital Corporation	1,693	139,724
Xilinx, Inc.	7,000	405,230
		7,494,368
Materials — 6.7%
Albemarle Corporation	6,700	707,788
Ashland Global Holdings, Inc.	3,000	371,430
Martin Marietta Materials, Inc.	3,000	654,750
Packaging Corporation of America	7,000	641,340
Scotts Miracle-Gro Company (The)	5,000	466,950
Steel Dynamics, Inc.	12,000	417,120
		3,259,378
Real Estate — 5.0%
Alexander & Baldwin, Inc.	5,000	222,600
Mid-America Apartment Communities, Inc.	15,000	1,526,100
Realty Income Corporation	11,525	686,083
		2,434,783
Utilities — 3.9%
AmeriGas Partners, L.P.	6,500	306,085
ONE Gas, Inc.	5,000	338,000
SCANA Corporation	8,530	557,435
Vectren Corporation	11,600	679,876
		1,881,396

Total Common Stocks (Cost $21,005,727)		$42,539,584

EXCHANGE-TRADED FUNDS — 5.5%	Shares	Value
Guggenheim Mid-Cap Core ETF	18,100	$1,053,963
iShares Core S&P Mid-Cap ETF	3,000	513,660
Vanguard Mid-Cap ETF	7,850	1,093,034
Total Exchange-Traded Funds (Cost $1,674,564)		$2,660,657

EXCHANGE-TRADED NOTES — 0.4%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $186,183)	6,000	$193,800

20

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 6.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.56% (b) (Cost $3,162,368)	3,162,368	$3,162,368

Total Investments at Value — 100.0% (Cost $26,028,842)		$48,556,409

Liabilities in Excess of Other Assets — (0.0%) (c)		(16,331)

Net Assets — 100.0%		$48,540,078

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2017.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

21

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS March 31, 2017

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 97.7%	Par Value	Value
Alabama Drinking Water Financing Auth., Series A, Rev.,
3.00%, due 08/15/2019	$530,000	$553,262
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	470,000	483,057
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
3.75%, due 02/01/2018	190,000	194,560
3.75%, due 02/01/2018	10,000	10,232
Alabama State Public School & College Auth., Capital Improvements, Series D, Rev.,
2.00%, due 09/01/2018	565,000	573,322
Alabama State, Series A, GO,
5.00%, due 08/01/2023	400,000	474,664
Alabaster, AL, Water Rev.,
3.00%, due 09/01/2017	400,000	403,252
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2019	375,000	387,795
Athens, AL, GO, Warrants,
4.00%, due 09/01/2018	300,000	312,294
5.00%, due 04/01/2024	500,000	580,165
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	329,918
5.00%, due 06/01/2020	350,000	390,079
5.00%, due 06/01/2021	200,000	228,428
Auburn, AL, Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	207,640
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	526,725
Baldwin Co., AL, Board of Education, Rev.,
5.00%, due 07/01/2018	590,000	596,213
Baldwin Co., AL, GO, Warrants,
4.00%, due 06/01/2019	200,000	212,198
Birmingham, AL, Waterworks Board, Water Rev.,
3.625%, due 07/01/2018	250,000	258,035
Calera, AL, GO, Warrants,
3.00%, due 12/01/2017	410,000	415,219
Chambers Co., AL, Gasoline Tax Anticipation Rev., Warrants,
2.00%, due 11/01/2019	290,000	290,905

22

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 97.7% (Continued)	Par Value	Value
Cullman, AL, Board of Education Special Tax School Warrants, Rev.,
2.00%, due 03/01/2023	$325,000	$323,580
Decatur, AL, Sewer Rev., Warrants,
3.00%, due 08/15/2019	500,000	519,585
Elmore Co., AL, GO, Warrants,
5.00%, due 10/01/2022	415,000	477,785
Florence, AL, Electric Rev., Warrants,
3.50%, due 06/01/2017	515,000	517,024
Florence, AL, GO, Warrants,
4.00%, due 08/01/2018	575,000	597,431
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	742,184
4.00%, due 11/01/2019	225,000	240,496
Homewood, AL, Board of Education, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	500,000
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	503,732
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2018	500,000	521,185
Huntsville, AL, Series A, GO, Warrants,
5.00%, due 05/01/2024	665,000	795,180
Huntsville, AL, Series C, GO, School Warrants,
5.00%, due 11/01/2023	400,000	476,472
Huntsville, AL, Series C, GO, Warrants,
4.00%, due 05/01/2022	500,000	556,045
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	579,466
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	203,416
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	223,139
Madison Co., AL, GO, School Warrants,
5.00%, due 03/01/2025	500,000	590,205
Madison Co., AL, GO, Warrants,
4.00%, due 09/01/2021	465,000	510,165

23

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 97.7% (Continued)	Par Value	Value
Madison Co., AL, Series A, Water Rev., Warrants,
2.00%, due 07/01/2017	$250,000	$250,690
Madison Co., AL, Water & Wastewater Board, Rev.,
3.00%, due 12/01/2019	430,000	450,188
Mobile Co., AL, GO, Refunding,
5.00%, due 06/01/2023	520,000	611,255
Mobile, AL, Board of School Commissioners, GO, Warrants,
5.00%, due 03/01/2025	250,000	294,512
Montgomery, AL, GO, Warrants,
2.50%, due 04/01/2021	500,000	504,050
Montgomery, AL, Series A, GO, Warrants,
5.00%, due 02/01/2024	220,000	240,944
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	254,367
Morgan Co., AL, Board of Education, Capital Outlay Warrants, Revenue,
4.00%, due 03/01/2019	165,000	173,847
4.00%, due 03/01/2019	85,000	89,215
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	315,051
North Alabama Gas District, Rev.,
3.00%, due 06/01/2020	420,000	425,989
Northport, AL, GO, Warrants,
3.00%, due 09/01/2024	385,000	403,003
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	275,000	276,573
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2018	215,000	219,539
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	204,910
5.00%, due 02/01/2019	240,000	256,356
Prattville, AL, GO, Warrants,
5.00%, due 11/01/2022	400,000	463,696
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	291,842
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	604,764
Sylacauga, AL, Utilities Board, Rev.,
3.00%, due 05/01/2021	310,000	326,545
Trussville, AL, GO,
5.00%, due 10/01/2019	400,000	436,700

24

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 97.7% (Continued)	Par Value	Value
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	$500,000	$536,625
University of Alabama, AL, Series A, Rev.,
5.00%, due 07/01/2017	245,000	247,617
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	515,000	527,216
4.00%, due 02/01/2021	500,000	544,010
4.00%, due 02/01/2025	500,000	557,620
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	243,967

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $25,967,045)		$26,056,144

MONEY MARKET FUNDS — 3.3%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 0.60% (a) (Cost $893,192)	893,192	$893,192

Total Investments at Value — 101.0% (Cost $26,860,237)		$26,949,336

Liabilities in Excess of Other Assets — (1.0%)		(266,389)

Net Assets — 100.0%		$26,682,947

(a)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

25

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2017

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At cost	$39,343,488	$26,028,842	$26,860,237
At value (Note 2)	$65,800,042	$48,556,409	$26,949,336
Cash	—	297	—
Dividends and interest receivable	49,834	33,325	249,485
Receivable for capital shares sold	2,025	25,770	211
Receivable for investment securities sold	382,556	—	—
Other assets	2,576	2,488	2,311
TOTAL ASSETS	66,237,033	48,618,289	27,201,343

LIABILITIES
Distributions payable	3,817	—	—
Payable for capital shares redeemed	59,648	—	27,441
Payable for investment securities purchased	684,754	—	476,568
Accrued investment advisory fees (Note 4)	66,743	66,891	2,727
Payable to administrator (Note 4)	7,875	6,325	5,600
Other accrued expenses and liabilities	6,884	4,995	6,060
TOTAL LIABILITIES	829,721	78,211	518,396

NET ASSETS	$65,407,312	$48,540,078	$26,682,947

Net assets consist of:
Paid-in capital	$38,051,230	$25,080,694	$26,655,337
Undistributed (distributions in excess of) net investment income	(3,817)	71,554	—
Accumulated net realized gains (losses) from security transactions	903,345	860,263	(61,489)
Net unrealized appreciation on investments	26,456,554	22,527,567	89,099

Net assets	$65,407,312	$48,540,078	$26,682,947

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	975,133	1,987,716	2,580,699

Net asset value, offering price and redemption price per share (Note 2)	$67.08	$24.42	$10.34

See accompanying notes to financial statements.

26

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2017

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$1,362,470	$810,017	$1,086
Foreign withholding taxes on dividends	(16,046)	(1,373)	—
Interest	—	—	522,047
TOTAL INVESTMENT INCOME	1,346,424	808,644	523,133

EXPENSES
Investment advisory fees (Note 4)	424,191	350,443	97,408
Administration fees (Note 4)	89,535	64,839	60,000
Professional fees	21,480	21,480	22,980
Account maintenance fees	21,722	14,275	7,178
Trustees’ fees and expenses (Note 4)	10,899	10,899	10,899
Compliance fees (Note 4)	8,470	7,656	7,091
Registration and filing fees	8,268	8,529	6,276
Custodian and bank service fees	7,789	4,597	4,744
Pricing costs	1,459	1,879	11,470
Postage and supplies	6,445	4,859	3,425
Printing of shareholder reports	4,711	3,073	2,459
Insurance expense	3,037	1,975	1,338
Other expenses	6,217	4,756	3,592
TOTAL EXPENSES	614,223	499,260	238,860
Fees voluntarily waived by the Adviser (Note 4)	—	—	(57,958)
NET EXPENSES	614,223	499,260	180,902

NET INVESTMENT INCOME	732,201	309,384	342,231

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,862,279	2,283,935	97
Net realized gains from in-kind redemptions (Note 2)	10,343,370	3,182,906	—
Net change in unrealized appreciation (depreciation) on investments	(5,131,632)	1,368,966	(417,234)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	7,074,017	6,835,807	(417,137)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$7,806,218	$7,145,191	$(74,906)

See accompanying notes to financial statements.

27

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$732,201	$803,645	$309,384	$218,695
Net realized gains from security transactions	1,862,279	1,606,478	2,283,935	1,166,270
Net realized gains from in-kind redemptions (Note 2)	10,343,370	4,095,529	3,182,906	1,026,289
Net change in unrealized appreciation (depreciation) on investments	(5,131,632)	(8,631,939)	1,368,966	(1,931,731)
Net increase (decrease) in net assets from operations	7,806,218	(2,126,287)	7,145,191	479,523

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(739,136)	(843,753)	(274,923)	(224,883)
From net realized capital gains on security transactions	(1,531,140)	(2,693,418)	(1,814,748)	(2,378,680)
Net decrease in net assets from distributions to shareholders	(2,270,276)	(3,537,171)	(2,089,671)	(2,603,563)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	886,334	2,078,093	1,887,134	3,026,439
Net asset value of shares issued in reinvestment of distributions to shareholders	2,225,420	3,467,306	2,043,991	2,468,857
Payments for shares redeemed	(23,547,269)	(13,353,311)	(8,993,493)	(6,722,777)
Net decrease in net assets from capital share transactions	(20,435,515)	(7,807,912)	(5,062,368)	(1,227,481)

TOTAL DECREASE IN NET ASSETS	(14,899,573)	(13,471,370)	(6,848)	(3,351,521)

NET ASSETS
Beginning of year	80,306,885	93,778,255	48,546,926	51,898,447
End of year	$65,407,312	$80,306,885	$48,540,078	$48,546,926

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(3,817)	$10,197	$71,554	$37,499

CAPITAL SHARE ACTIVITY
Shares sold	14,017	33,300	81,656	141,863
Shares reinvested	35,450	54,228	90,190	113,586
Shares redeemed	(375,543)	(208,341)	(396,115)	(304,039)
Net decrease in shares outstanding	(326,076)	(120,813)	(224,269)	(48,590)
Shares outstanding, beginning of year	1,301,209	1,422,022	2,211,985	2,260,575
Shares outstanding, end of year	975,133	1,301,209	1,987,716	2,211,985

See accompanying notes to financial statements.

28

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Alabama Tax Free Bond Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$342,231	$368,596
Net realized gains from security transactions	97	1,775
Net change in unrealized appreciation (depreciation) on investments	(417,234)	13,033
Net increase (decrease) in net assets from operations	(74,906)	383,404

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(342,231)	(368,599)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	822,818	1,580,300
Net asset value of shares issued in reinvestment of distributions to shareholders	322,063	340,322
Payments for shares redeemed	(2,908,873)	(3,040,766)
Net decrease in net assets from capital share transactions	(1,763,992)	(1,120,144)

TOTAL DECREASE IN NET ASSETS	(2,181,129)	(1,105,339)

NET ASSETS
Beginning of year	28,864,076	29,969,415
End of year	$26,682,947	$28,864,076

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	78,870	150,997
Shares reinvested	30,911	32,502
Shares redeemed	(279,772)	(290,450)
Net decrease in shares outstanding	(169,991)	(106,951)
Shares outstanding, beginning of year	2,750,690	2,857,641
Shares outstanding, end of year	2,580,699	2,750,690

See accompanying notes to financial statements.

29

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$61.72	$65.95	$62.78	$53.61	$50.42

Income (loss) from investment operations:
Net investment income	0.68	0.61	0.67	0.62	0.64
Net realized and unrealized gains (losses) on investments	6.76	(2.17)	6.55	9.17	4.21
Total from investment operations	7.44	(1.56)	7.22	9.79	4.85

Less distributions:
Dividends from net investment income	(0.68)	(0.64)	(0.64)	(0.61)	(0.64)
Distributions from net realized gains	(1.40)	(2.03)	(3.41)	(0.01)	(1.02)
Total distributions	(2.08)	(2.67)	(4.05)	(0.62)	(1.66)

Net asset value at end of year	$67.08	$61.72	$65.95	$62.78	$53.61

Total return (a)	12.32%	(2.46%)	11.87%	18.34%	9.93%

Net assets at end of year (000’s)	$65,407	$80,307	$93,778	$94,287	$81,689

Ratio of total expenses to average net assets	0.87%	0.85%	0.84%	0.84%	0.85%

Ratio of net investment income to average net assets	1.03%	0.95%	1.02%	1.06%	1.29%

Portfolio turnover rate	20%	17%	26%	36%	38%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

30

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$21.95	$22.96	$21.68	$18.26	$16.26

Income from investment operations:
Net investment income	0.16	0.10	0.10	0.09	0.10
Net realized and unrealized gains on investments	3.36	0.11	2.02	3.46	2.05
Total from investment operations	3.52	0.21	2.12	3.55	2.15

Less distributions:
Dividends from net investment income	(0.14)	(0.10)	(0.07)	(0.11)	(0.11)
Distributions from net realized gains	(0.91)	(1.12)	(0.77)	(0.02)	(0.04)
Total distributions	(1.05)	(1.22)	(0.84)	(0.13)	(0.15)

Net asset value at end of year	$24.42	$21.95	$22.96	$21.68	$18.26

Total return (a)	16.44%	1.04%	10.14%	19.43%	13.35%

Net assets at end of year (000’s)	$48,540	$48,547	$51,898	$54,875	$45,918

Ratio of total expenses to average net assets	1.07%	1.07%	1.05%	1.06%	1.08%

Ratio of net investment income to average net assets	0.66%	0.46%	0.47%	0.43%	0.63%

Portfolio turnover rate	14%	20%	16%	10%	12%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

31

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.49	$10.49	$10.51	$10.63	$10.64

Income (loss) from investment operations:
Net investment income	0.13	0.13	0.14	0.15	0.18
Net realized and unrealized gains (losses) on investments	(0.15)	0.00 (a)	(0.02)	(0.12)	(0.01)
Total from investment operations	(0.02)	0.13	0.12	0.03	0.17

Less dividends from net investment income	(0.13)	(0.13)	(0.14)	(0.15)	(0.18)

Net asset value at end of year	$10.34	$10.49	$10.49	$10.51	$10.63

Total return (b)	(0.21%)	1.28%	1.14%	0.28%	1.64%

Net assets at end of year (000’s)	$26,683	$28,864	$29,969	$32,630	$33,265

Ratio of total expenses to average net assets	0.86%	0.82%	0.79%	0.76%	0.76%

Ratio of net expenses to average net assets (c)	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets (c)	1.23%	1.27%	1.32%	1.41%	1.70%

Portfolio turnover rate	12%	13%	6%	10%	7%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

32

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2017

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each a diversified fund and The Alabama Tax Free Bond Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impacts financial statement presentation, particularly the presentation of derivative investments. Although it is still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement preparation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds, are valued based upon the closing price on the

33

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Given the inputs used by pricing services, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

34

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2017, by security type:

The Government Street Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$58,339,794	$—	$—	$58,339,794
Exchange-Traded Funds	2,638,598	—	—	2,638,598
Exchange-Traded Notes	193,800	—	—	193,800
Money Market Funds	4,627,850	—	—	4,627,850
Total	$65,800,042	$—	$—	$65,800,042

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$42,539,584	$—	$—	$42,539,584
Exchange-Traded Funds	2,660,657	—	—	2,660,657
Exchange-Traded Notes	193,800	—	—	193,800
Money Market Funds	3,162,368	—	—	3,162,368
Total	$48,556,409	$—	$—	$48,556,409

The Alabama Tax Free Fund:	Level 1	Level 2	Level 3	Total
Revenue and General Obligation Municipal Bonds	$—	$26,056,144	$—	$26,056,144
Money Market Funds	893,192	—	—	893,192
Total	$893,192	$26,056,144	$—	$26,949,336

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks by sector type. As of March 31, 2017, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2017. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends for The Government Street Equity Fund and The Government Street Mid-Cap Fund have been recorded in accordance with the Trust’s understanding of the appropriate country’s rules and tax rates.

35

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Dividends and distributions are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 was as follows:

	Year Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Capital Gains	Total Distributions
The Government Street Equity Fund	03/31/17	$739,136	$—	$1,531,140	$2,270,276
	03/31/16	$843,753	$—	$2,693,418	$3,537,171
The Government Street Mid-Cap Fund	03/31/17	$274,923	$—	$1,814,748	$2,089,671
	03/31/16	$263,265	$—	$2,340,298	$2,603,563
The Alabama Tax Free Bond Fund	03/31/17	$—	$342,231	$—	$342,231
	03/31/16	$—	$368,599	$—	$368,599

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

36

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2017:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$39,343,488	$26,006,054	$26,860,237
Gross unrealized appreciation	$26,621,445	$22,607,300	$176,540
Gross unrealized depreciation	(164,891)	(56,945)	(87,441)
Net unrealized appreciation	26,456,554	22,550,355	89,099
Undistributed ordinary income	106,872	48,766	—
Undistributed long-term gains	796,473	860,263	—
Accumulated capital and other losses	—	—	(61,489)
Distributions payable	(3,817)	—	—
Total distibutable earnings	$27,356,082	$23,459,384	$27,610

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for The Government Street Mid-Cap Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to adjustments to basis on publicly traded partnerships.

During the year ended March 31, 2017, The Government Street Equity Fund reclassified $7,079 of net realized gains against distributions in excess of net investment income on the Statements of Assets and Liabilities. Also during the year ended March 31, 2017, The Government Street Mid-Cap Fund reclassified $406 of net realized gains against net investment income on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements, has no effect on each Fund’s net assets or net asset value per share.

During the year ended March 31, 2017, The Alabama Tax Free Bond Fund utilized long-term capital loss carryforwards in the amount of $97 to offset current year gains. As of March 31, 2017, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $24,704 and a long-term capital loss carryforward for federal income tax purposes of $36,785, both of which

37

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

During the year ended March 31, 2017, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $10,343,370 and $3,182,906, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2014 through March 31, 2017) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2017:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Purchases of investment securities	$13,735,455	$6,378,924	$3,205,405
Proceeds from sales and maturities of investment securities	$35,016,305	$12,964,825	$3,990,000

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.60% of its average daily net assets up to $100 million and 0.50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly,

38

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

at an annual rate of 0.75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.35% of its average daily net assets up to $100 million and 0.25% of such assets in excess of $100 million.

During the year ended March 31, 2017, the Adviser voluntarily limited the total annual operating expenses of The Alabama Tax Free Bond Fund to 0.65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $57,958 of its investment advisory fees from The Alabama Tax Free Bond Fund during the year ended March 31, 2017. This amount is not subject to recapture in future periods.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

39

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

40

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Government Street Funds and
Board of Trustees of Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Funds, comprised of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax Free Bond Fund (the “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2017, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended prior to March 31, 2016, were audited by other auditors, whose report dated May 22, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 18, 2017

41

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2016 through March 31, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

42

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value Oct. 1, 2016	Ending Account Value March 31, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$ 1,076.40	0.88%	$4.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.54	0.88%	$4.43
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$ 1,110.60	1.06%	$5.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.65	1.06%	$5.34
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$ 993.70	0.65%	$3.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.69	0.65%	$3.28

(a)	Annualized, based on the Fund's most recent one-half year expenses.

(b)	Expenses are equal to the Funds' annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustees and Officers		Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
	Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
	Thomas W. Leavell	P.O. Box 1307 Mobile, AL	1943	President	Since February 2004
	Mary Shannon Hope	P.O. Box 1307 Mobile, AL	1963	Vice President	Since August 2008
	Timothy S. Healey	2712 18th Place South Birmingham, AL	1953	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Since January 1995
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Bo J. Howell	225 Pictoria Drive, Suite 450 Cincinnati, OH	1981	Secretary	Since May 2017
	Simon H. Berry	225 Pictoria Drive, Suite 450 Cincinnati, OH	1971	Chief Compliance Officer	Since May 2017

*

Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

44

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV, is Senior Vice President and Portfolio Manager of Davenport & Company, LLC (an investment advisory firm).

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

George K. Jennison is President of Oyster Consulting, LLC (a management consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (bank holding company).

Elizabeth W. Robertson is Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) and a Director of Towne Bank.

Thomas W. Leavell is President and Chief Executive Officer of the Adviser.

Mary Shannon Hope is a Vice President and Portfolio Manager of the Adviser.

Timothy S. Healey is an Executive Vice President and Chief Investment Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Bo J. Howell is a Director of Fund Administration of Ultimus Fund Solutions, LLC (2014 to present). He previously was counsel of Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014).

Simon H. Berry is a Senior Attorney at Ultimus Fund Solutions, LLC (2016 to present). He previously was an Attorney at the Kentucky Department of Financial Institutions (2009 to 2016).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1125.

45

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

At an in-person meeting held on March 1, 2017, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Funds’ portfolio trades were executed based on the best available price and execution, and that the Adviser does not participate in

46

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (Continued)

any soft dollar or directed brokerage arrangements. The Trustees further considered that the Adviser does not participate in any revenue sharing arrangements relating to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) although the short-term and long-term performance of each of The Government Street Equity Fund and The Government Street Mid-Cap Fund has lagged each Fund’s respective benchmark index and average returns for comparably managed funds, the Adviser’s investment philosophy of diversifying assets among stocks with low correlations is a constructive strategy for the Funds, given the extent of economic and stock market uncertainty; (ii) although the short-term and long-term performance of The Alabama Tax Free Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, the Fund is managed in a conservative investment style and has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (v) the Adviser’s voluntary commitment to cap overall operating expenses of The Alabama Tax Free Bond Fund through advisory fee waivers has enabled that Fund to further increase returns for shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

47

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2017. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $739,136 and $274,923, respectively, as taxed at a maximum rate of 23.8%. Additionally, The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $1,531,140 and $1,814,748, respectively, as a long-term gain distribution. For the fiscal year ended March 31, 2017, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

48

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The Government Street Funds No-Load Mutual Funds

Investment Adviser

Leavell Investment Management, Inc.

210 St. Joseph Street

Mobile, AL 36602

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

1-866-738-1125

Legal Counsel

Sullivan & Worcester LLP

One Post Office Square

Boston, MA 02109

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Board of Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Portfolio Managers

Thomas W. Leavell,

The Government Street Equity Fund

The Government Street Mid-Cap Fund

Timothy S. Healey,

The Alabama Tax Free Bond Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

ANNUAL REPORT

March 31, 2017

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

Richmond, Virginia

LETTER TO SHAREHOLDERS	May 5, 2017

The Jamestown Equity Fund

For the fiscal year ended March 31, 2017, The Jamestown Equity Fund (the “Fund”) returned 12.14% compared to 17.17% for the S&P 500 Index. Sector selection was a minor drag on the Fund’s relative performance as the negative impact that holding some cash was not completely offset by the positive impact of being underweight the Real Estate, Utilities, and Consumer Staples sectors. Stock selection had a negative impact on relative performance with the biggest impacts felt in the Industrials, Consumer Staples and Information Technology sectors.

The Fund remains underweight many of the “safety” sectors like Utilities, Real Estate and Consumer Staples sectors as valuations across these sectors remain elevated compared to their historical averages. Stocks in these sectors are also more susceptible to rising interest rates. While we do not forecast a really significant move up in interest rates given structural growth challenges across many developed economies, we do believe that the trend in rates is up as the Federal Reserve, and eventually other Central Banks, normalize monetary policies.

Stock selection was the largest drag on relative performance during the fiscal year. The negatives of poor stock selection in the Information Technology, Consumer Staples and Industrials sectors more than offset strong stock selection in the Financials and Consumer Discretionary sectors. The best performing stocks in the Fund for the year were JPMorgan Chase, Morgan Stanley, Discover Financial Services, Apple, and PNC Financial, all of which remained in the portfolio at the end of the fiscal year. The worst performing stocks were CVS Health, Nielsen Holdings, Allergan and Hess Corporation. Only CVS Health was sold out of the portfolio during the fiscal year.

The S&P 500 trades at a price/earnings ratio of approximately 17.5X compared to a longer term average closer to 15X. The market’s valuation multiple does not appear excessive in the context of continued low rates and inflation, but it likely puts the burden on earnings growth (rather than multiple expansion) to drive further gains in stock prices. The current forecast is for low double digit earnings growth in calendar 2017 as earnings have begun to increase after several quarters of decline. The U.S. economy continues to grow at a modest pace, but further improvement in employment and slightly higher inflation will likely lead the Federal Reserve to continue its pursuit of normalizing interest rates. In most rate hike cycles, equity valuations typically compress which in turn may offset some of the potential gains from earnings growth.

While many policies of the new administration appear pro-growth, we are content to wait for more clarity. House Republicans, after three tries, narrowly voted to repeal and replace the Affordable Care Act, but there remain major obstacles in the Senate. The initial blueprint of the tax cut package was just revealed. Details remain scarce at this point making it difficult to assess the possibility that it gets passed in some form. Significant tax reform is extremely difficult to get through Congress, and it appears likely this proposal is a starting point for future negotiations. We also remain closely focused on the administration’s approach to trade policies as we are concerned that early rhetoric of increased tariffs and taxes on imports may set off some trade skirmishes that offset some of the more pro-growth policies of lower taxes and fewer regulations.

1

While performance was challenging during the fiscal year, we remain confident about the Fund’s holdings. The earnings for the underlying companies are projected to grow faster than the earnings growth rate of the overall S&P 500 while the valuations of the stocks in the Fund are trading in-line with the S&P 500.

The Jamestown Tax Exempt Virginia Fund

For the twelve-month period ended March 31, 2017, The Jamestown Tax Exempt Virginia Fund (the “Fund”) returned -0.66%. By comparison, the Bloomberg Barclays 1-10 Year Municipal Blend Index returned 0.21%. The Fund remains conservatively positioned with regard to interest rate risk and credit quality. At the end of the period, the Fund’s 30-day SEC yield was 1.58%, which is a taxable equivalent yield of 2.79% for investors subject to the maximum 43.4% federal income tax bracket.

The U.S. economy continued to experience uneven and tepid growth as real GDP expanded 1.9% year-over-year as of March 31, 2017. With oil prices stabilizing in 2016, the rate of inflation increased with the GDP price deflator up 2.0% over the same time period. Monetary policy was still considered accommodative, although the Federal Reserve has stated its intention to normalize interest rates gradually over the next couple of years. It raised short-term rates by a quarter percentage point two times during the period, in December 2016 and again in March 2017.

Intermediate-term bond yields moved lower during the first three months of the period, reached a bottom in early July around the Brexit safe haven bid, and trended upward for the remainder of the Fund’s fiscal year. Yields jumped sharply after the U.S. presidential election as markets were not expecting a Trump victory. The 10-year Treasury note yield fell from 1.77% at March 31, 2016 to 1.36% in early July, and then climbed to 2.39% by March 31, 2017. During the fiscal year, the tax-exempt yield of AAA-rated general obligations with a 5-year maturity increased 48 basis points to 1.55%, while the 10-year maturity rose 55 basis points to 2.25%, according to Municipal Market Data. The Fund’s net asset value declined as bond yields increased, especially during the fourth quarter of 2016 following the election.

The Fund’s portfolio performed generally in line with its benchmark. Duration, yield curve positioning, and sector distributions were little changed during the period. At March 31, 2017, the Fund’s average stated maturity was 5.5 years, and the effective duration was 3.8 years, slightly lower than at the start of the period. Shorter maturity bonds in the 2 to 5 year range led in total return for the twelve-month period, while bonds in the 10 year maturity range lagged, although the differentials in returns were not sizable. The Fund’s allocation to cash equivalents was a slight drag on returns.

Still a worry for municipal bond investors is the Administration’s proposal for cutting income tax rates for corporations and for individuals. Lower marginal tax rates diminish the value of tax-exempt income and could make municipal bonds less attractive compared to other fixed income sectors. Muni bond prices may be pressured until there is clarity on any change to income tax rates.

2

The Commonwealth of Virginia announced a $266 million shortfall for its fiscal year ended June 30, 2016, even as tax revenue reached a record. Moreover, the forecasted shortfall for the current 2-year budget is $1.5 billion, prompting spending cuts and draws on the rainy day fund. Growth in the state’s high paying jobs has slowed sharply and tax revenue has not increased as much as expected. General obligation bonds issued by the state continue to carry the top credit rating by all three major rating firms. However, S&P recently revised the state’s rating outlook to negative, citing structural imbalances and a drawdown of the revenue stabilization reserve fund. It also noted Virginia’s economy could be hurt by future federal spending cuts.

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

3

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund(a)	12.14%	10.16%	5.95%
Standard & Poor’s 500® Index	17.17%	13.30%	7.51%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Tax Exempt Virginia Fund
and the Bloomberg Barclays 1-10 Year Municipal Blend Index*

	Average Annual Total Returns (for periods ended March 31, 2017)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund(a)	(0.66%)	1.16%	2.68%
Bloomberg Barclays 1-10 Year Municipal Blend Index	0.21%	2.24%	3.76%

*

The Bloomberg Barclays 1-10 Year Municipal Blend Index is an unmanaged, market value-weighted index which covers the short and intermediate components of the U.S. investment-grade tax-exempt bond market.

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	3.8%
	JPMorgan Chase & Company	2.9%
	Discover Financial Services	2.7%
	Chevron Corporation	2.5%
	Alphabet, Inc. - Class A	2.3%
	Alphabet, Inc. - Class C	2.2%
	Cisco Systems, Inc.	2.2%
	PNC Financial Services Group, Inc. (The)	2.2%
	Home Depot, Inc. (The)	2.0%
	Oracle Corporation	2.0%

Sector Concentration vs. the S&P 500® Index

6

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
March 31, 2017 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (% of Bonds)
30-day SEC Yield	1.58%
Tax-Equivalent Yield	2.79%*
Average Maturity (years)	5.5
Average Duration (years)	3.8
Average Quality	AA
Number of Issues	60
* Assumes a maximum 43.4% federal tax rate.

Credit Quality (% of Bonds)	Sector Diversification (% of Bonds)

7

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2017

COMMON STOCKS — 89.5%	Shares	Value
Consumer Discretionary — 14.5%
Amazon.com, Inc. (a)	775	$687,068
Comcast Corporation - Class A	19,000	714,210
Dollar Tree, Inc. (a)	6,500	509,990
Home Depot, Inc. (The)	5,200	763,516
Lennar Corporation - Class A	13,000	665,470
Lowe's Companies, Inc.	5,600	460,376
Priceline Group, Inc. (The) (a)	300	533,991
TJX Companies, Inc. (The)	4,700	371,676
Walt Disney Company (The)	6,500	737,035
		5,443,332
Consumer Staples — 6.5%
J.M. Smucker Company (The)	2,500	327,700
PepsiCo, Inc.	6,500	727,090
Procter & Gamble Company (The)	7,765	697,685
Wal-Mart Stores, Inc.	9,625	693,770
		2,446,245
Energy — 6.9%
Chevron Corporation	8,700	934,119
Exxon Mobil Corporation	6,300	516,663
Hess Corporation	11,500	554,415
Total S.A. - ADR	11,400	574,788
		2,579,985
Financials — 14.0%
Ameriprise Financial, Inc.	5,000	648,400
Chubb Ltd.	3,300	449,625
Discover Financial Services	15,000	1,025,850
Invesco Ltd.	17,000	520,710
JPMorgan Chase & Company	12,500	1,098,000
Morgan Stanley	16,500	706,860
PNC Financial Services Group, Inc. (The)	6,700	805,608
		5,255,053
Health Care — 12.2%
Aetna, Inc.	5,900	752,545
Allergan plc	2,500	597,300
AmerisourceBergen Corporation	1,300	115,050
Amgen, Inc.	2,500	410,175
McKesson Corporation	3,800	563,388
Merck & Company, Inc.	10,700	679,878
Thermo Fisher Scientific, Inc.	4,600	706,560
UnitedHealth Group, Inc.	4,500	738,045
		4,562,941

8

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.5% (Continued)	Shares	Value
Industrials — 9.9%
Delta Air Lines, Inc.	12,500	$574,500
Eaton Corporation plc	8,500	630,275
General Electric Company	23,200	691,360
Nielsen Holdings plc	13,000	537,030
Norfolk Southern Corporation	5,000	559,850
United Technologies Corporation	6,200	695,702
		3,688,717
Information Technology — 21.8%
Alphabet, Inc. - Class A (a)	1,005	852,039
Alphabet, Inc. - Class C (a)	1,000	829,560
Apple, Inc.	10,000	1,436,600
Cisco Systems, Inc.	24,000	811,200
eBay, Inc. (a)	11,800	396,126
Intel Corporation	15,380	554,757
International Business Machines Corporation	2,200	383,108
Microsoft Corporation	10,800	711,288
Oracle Corporation	17,000	758,370
QUALCOMM, Inc.	12,365	709,009
TE Connectivity Ltd.	9,500	708,225
		8,150,282
Materials — 1.7%
Eastman Chemical Company	8,000	646,400

Telecommunication Services — 2.0%
AT&T, Inc.	18,000	747,900

Total Common Stocks (Cost $20,516,498)		$33,520,855

EXCHANGE-TRADED FUNDS — 1.9%	Shares	Value
Vanguard Information Technology ETF (Cost $643,908)	5,400	$732,402

9

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 8.7%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 0.60% (b) (Cost $3,250,183)	3,250,183	$3,250,183

Total Investments at Value — 100.1% (Cost $24,410,589)		$37,503,440

Liabilities in Excess of Other Assets — (0.1%)		(43,872)

Net Assets — 100.0%		$37,459,568

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

10

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS March 31, 2017

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 90.3%	Par Value	Value
Albemarle Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2026	$350,000	$426,296
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	155,000	155,037
5.00%, due 01/01/2024	250,000	286,750
5.00%, due 01/01/2025	460,000	548,320
City of Norfolk, Virginia, Series A, GO,
5.00%, due 10/01/2026	200,000	244,510
City of Winchester, Virginia, GO,
5.00%, due 09/01/2027	125,000	148,859
Fairfax Co., Virginia, Economic Development, Revenue,
0.89%, due 12/01/2033 (a)	350,000	350,000
0.939%, due 12/01/2033 (a)	350,000	350,000
Fairfax Co., Virginia, Industrial Development Authority, Revenue,
5.00%, due 05/15/2022,
prerefunded 05/15/2019 @ 100	750,000	810,945
Fairfax Co., Virginia, Sewer, Revenue,
4.50%, due 07/15/2030,
prerefunded 07/15/2021 @ 100	250,000	281,190
Fairfax Co., Virginia, Water, Revenue,
5.00%, due 04/01/2027	500,000	572,195
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022,
prerefunded 04/01/2018 @ 100	400,000	416,312
5.00%, due 07/01/2026	500,000	593,335
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue,
5.00%, due 01/01/2027,
prerefunded 01/01/2021 @ 100	400,000	452,576
Hampton, Virginia, GO,
5.00%, due 04/01/2025	500,000	580,725
Harrisonburg, Virginia, GO,
5.00%, due 07/15/2022	350,000	409,150
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020,
prerefunded 05/01/2019 @ 100	350,000	378,035
5.00%, due 05/01/2022,
prerefunded 05/01/2019 @ 100	430,000	464,443
James City, Virginia, Water & Sewer, Revenue,
5.00%, due 01/15/2026	250,000	302,695

11

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 90.3% (Continued)	Par Value	Value
Louisa, Virginia, Industrial Dev. Authority, Poll Control Revenue,
2.15%, due 11/01/2035	$200,000	$202,328
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	681,844
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	272,072
Newport News, Virginia, GO,
5.00%, due 07/15/2025	350,000	425,544
Northern Virginia Transportation Authority, Special Tax, Revenue,
5.00%, due 06/01/2026	400,000	471,748
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	219,545
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	557,005
Rappahannock, Virginia, Regional Jail Authority, Revenue,
5.00%, due 10/01/2024	300,000	357,384
Richmond, Virginia, Public Utility, Revenue,
4.00%, due 01/15/2018	400,000	409,896
Roanoke, Virginia, Public Improvement, Series A, GO,
5.00%, due 07/15/2025	400,000	471,328
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	341,598
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2023	400,000	472,592
Stafford Co., Virginia, Public Improvement, GO,
5.00%, due 08/01/2026	375,000	454,327
Suffolk, Virginia, Public Improvement, GO,
5.00%, due 02/01/2022	400,000	463,556
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	260,127
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	205,000	218,993
5.00%, due 07/01/2027	350,000	420,490
Virginia Beach, Virginia, Dev. Authority, Series A, Revenue,
5.00%, due 11/01/2020	300,000	338,319
Virginia Beach, Virginia, GO,
5.00%, due 03/01/2023	300,000	354,522
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	270,815
Virginia Beach, Virginia, Public Improvement, Series A, GO,
4.00%, due 04/01/2027	205,000	222,105

12

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 90.3% (Continued)	Par Value	Value
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	$500,000	$559,950
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 03/01/2019	250,000	268,655
4.00%, due 09/01/2026	500,000	548,210
Virginia Commonwealth Transportation Board, Federal Grant Anticipation Notes, Revenue,
5.00%, due 03/15/2025	500,000	583,145
Virginia Commonwealth Transportation Board, Federal Grant Anticipation Notes, Series A, Revenue,
5.00%, due 03/15/2023	500,000	575,625
Virginia Small Business Financing Authority, Healthcare Facilities, Revenue,
5.00%, due 11/01/2017	250,000	255,898
Virginia State Commonwealth Transportation Board, Federal Grant Anticipation Notes, Revenue,
5.00%, due 03/15/2025	375,000	451,241
Virginia State Housing Dev. Authority, Revenue,
3.05%, due 07/01/2021	200,000	210,182
Virginia State Public School Authority, Revenue,
5.00%, due 08/01/2023	500,000	583,800
5.00%, due 07/15/2026	300,000	352,896
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	526,860
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021,
prerefunded 10/01/2019 @ 100	500,000	547,110
Virginia State Resources Authority, Infrastructure, Revenue,
5.00%, due 11/01/2024,
prerefunded 11/01/2018 @ 100	405,000	430,466
5.00%, due 11/01/2024	35,000	37,201
5.00%, due 11/01/2024	60,000	63,589
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	150,000	175,502
Virginia State, Series B, GO,
5.00%, due 06/01/2017	250,000	251,800
Washington Co., Virginia, Revenue,
4.00%, due 12/01/2025	350,000	390,044
Western Virginia Regional Jail Authority, Revenue,
5.00%, due 12/01/2023	250,000	294,718

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $22,300,489)		$22,764,403

13

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

WASHINGTON, D.C. REVENUE BONDS — 2.1%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $502,134)	$500,000	$527,485

EXCHANGE-TRADED FUNDS — 1.8%	Shares	Value
SPDR® Nuveen Bloomberg Barclays Short Term Municipal Bond ETF	2,500	$121,100
VanEck Vectors AMT-Free Intermediate Municipal Index ETF	14,000	328,160
Total Exchange-Traded Funds (Cost $467,750)		$449,260

MONEY MARKET FUNDS — 4.9%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 0.60% (b) (Cost $1,232,743)	1,232,743	$1,232,743

Total Investments at Value — 99.1% (Cost $24,503,116)		$24,973,891

Other Assets in Excess of Liabilities — 0.9%		226,841

Net Assets — 100.0%		$25,200,732

(a)	Variable rate security. The rate shown is the effective interest rate as of March 31, 2017.

(b)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to financial statements.

14

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2017

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At cost	$24,410,589	$24,503,116
At value (Note 2)	$37,503,440	$24,973,891
Dividends and interest receivable	31,079	269,143
Receivable for capital shares sold	1,061	—
Other assets	3,228	973
TOTAL ASSETS	37,538,808	25,244,007

LIABILITIES
Distributions payable	3,637	1,060
Payable for capital shares redeemed	47,699	32,580
Accrued investment advisory fees (Note 4)	19,236	2,547
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	2,968	1,388
TOTAL LIABILITIES	79,240	43,275

NET ASSETS	$37,459,568	$25,200,732

Net assets consist of:
Paid-in capital	$23,321,811	$24,733,009
Undistributed net investment income	1,825	—
Accumulated net realized gains (losses) from security transactions	1,043,081	(3,052)
Net unrealized appreciation on investments	13,092,851	470,775
Net assets	$37,459,568	$25,200,732

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,793,162	2,530,841

Net asset value, offering price and redemption price per share (Note 2)	$20.89	$9.96

See accompanying notes to financial statements.

15

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2017

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$712,962	$10,594
Foreign withholding taxes on dividends	(3,320)	—
Interest	—	627,357
TOTAL INVESTMENT INCOME	709,642	637,951

EXPENSES
Investment advisory fees (Note 4)	241,087	101,644
Administration fees (Note 4)	60,000	60,000
Professional fees	21,480	22,980
Trustees’ fees and expenses (Note 4)	10,899	10,899
Compliance service fees (Note 4)	8,400	8,400
Custodian and bank service fees	8,073	5,596
Postage and supplies	7,803	3,596
Account maintenance fees	4,234	7,064
Pricing costs	1,056	9,483
Registration and filing fees	6,219	3,095
Printing of shareholder reports	5,915	2,104
Other expenses	5,786	4,710
TOTAL EXPENSES	380,952	239,571
Fees voluntarily waived by the Adviser (Note 4)	(16,594)	(64,236)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(12,000)	—
NET EXPENSES	352,358	175,335

NET INVESTMENT INCOME	357,284	462,616

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on security transactions	2,455,790	6,214
Capital gain distributions from regulated investment companies	—	629
Net change in unrealized appreciation (depreciation) on investments	1,444,898	(659,062)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,900,688	(652,219)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,257,972	$(189,603)

See accompanying notes to financial statements.

16

THE JAMESTOWN EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$357,284	$293,553
Net realized gains on security transactions	2,455,790	308,030
Net realized gains from in-kind redemptions (Note 2)	—	1,079,680
Net change in unrealized appreciation (depreciation) on investments	1,444,898	(3,978,103)
Net increase (decrease) in net assets from operations	4,257,972	(2,296,840)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(365,171)	(281,968)
From net realized gains from security transactions	(1,430,817)	(1,610,525)
Net decrease in net assets from distributions to shareholders	(1,795,988)	(1,892,493)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	—	15,513,703
Proceeds from shares sold	452,515	976,998
Net asset value of shares issued in reinvestment of distributions to shareholders	1,689,646	1,798,593
Payments for shares redeemed	(4,826,314)	(6,014,160)
Net increase (decrease) in net assets from capital share transactions	(2,684,153)	12,275,134

TOTAL INCREASE (DECREASE) IN NET ASSETS	(222,169)	8,085,801

NET ASSETS
Beginning of year	37,681,737	29,595,936
End of year	$37,459,568	$37,681,737

UNDISTRIBUTED NET INVESTMENT INCOME	$1,825	$9,712

CAPITAL SHARE ACTIVITY
Shares received in conjunction with fund merger (Note 1)	—	738,504
Shares sold	22,627	50,176
Shares reinvested	85,744	87,142
Shares redeemed	(240,820)	(301,261)
Net increase (decrease) in shares outstanding	(132,449)	574,561
Shares outstanding, beginning of year	1,925,611	1,351,050
Shares outstanding, end of year	1,793,162	1,925,611

See accompanying notes to financial statements.

17

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2017	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$462,616	$547,481
Net realized gains (losses) on security transactions	6,214	(358)
Capital gain distributions from regulated investment companies	629	1,310
Net change in unrealized appreciation (depreciation) on investments	(659,062)	65,449
Net increase (decrease) in net assets from operations	(189,603)	613,882

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(462,616)	(547,481)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,884,458	956,558
Net asset value of shares issued in reinvestment of distributions to shareholders	417,898	490,264
Payments for shares redeemed	(2,096,136)	(2,561,366)
Net increase (decrease) in net assets from capital share transactions	206,220	(1,114,544)

TOTAL DECREASE IN NET ASSETS	(445,999)	(1,048,143)

NET ASSETS
Beginning of year	25,646,731	26,694,874
End of year	$25,200,732	$25,646,731

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	186,315	93,889
Shares reinvested	41,367	48,415
Shares redeemed	(209,390)	(252,646)
Net increase (decrease) in shares outstanding	18,292	(110,342)
Shares outstanding, beginning of year	2,512,549	2,622,891
Shares outstanding, end of year	2,530,841	2,512,549

See accompanying notes to financial statements.

18

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS

	Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017		2016	2015	2014	2013
Net asset value at beginning of year	$19.57		$21.91	$22.47	$19.60	$17.73

Income (loss) from investment operations:
Net investment income	0.19		0.16	0.16	0.15	0.15
Net realized and unrealized gains (losses) on investments	2.12		(1.18)	1.96	4.30	1.93
Total from investment operations	2.31		(1.02)	2.12	4.45	2.08

Less distributions:
Dividends from net investment income	(0.20)		(0.16)	(0.16)	(0.15)	(0.15)
Distributions from net realized gains	(0.79)		(1.16)	(2.52)	(1.43)	(0.06)
Total distributions	(0.99)		(1.32)	(2.68)	(1.58)	(0.21)

Net asset value at end of year	$20.89		$19.57	$21.91	$22.47	$19.60

Total return (a)	12.14%		(4.96%)	10.14%	23.55%	11.84%

Net assets at end of year (000’s)	$37,460		$37,682	$29,596	$30,746	$28,316

Ratio of total expenses to average net assets	1.03%		1.03%	1.09%	1.07%	1.11%

Ratio of net expenses to average net assets (b)	0.95	%(c)	1.00%	1.05%	1.03%	1.06%

Ratio of net investment income to average net assets (b)	0.96	%(c)	0.82%	0.71%	0.72%	0.81%

Portfolio turnover rate	27%		50%	29%	21%	28%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

(c)	Ratio was determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS

	Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$10.21	$10.18	$10.16	$10.47	$10.57

Income (loss) from investment operations:
Net investment income	0.18	0.21	0.24	0.26	0.26
Net realized and unrealized gains (losses) on investments	(0.25)	0.03	0.02	(0.30)	(0.06)
Total from investment operations	(0.07)	0.24	0.26	(0.04)	0.20

Less distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Distributions from net realized gains	—	—	—	(0.01)	(0.03)
Total distributions	(0.18)	(0.21)	(0.24)	(0.27)	(0.30)

Net asset value at end of year	$9.96	$10.21	$10.18	$10.16	$10.47

Total return (a)	(0.66%)	2.40%	2.61%	(0.37%)	1.88%

Net assets at end of year (000’s)	$25,201	$25,647	$26,695	$26,284	$27,782

Ratio of total expenses to average net assets	0.94%	0.90%	0.88%	0.88%	0.76%

Ratio of net expenses to average net assets (b)	0.69%	0.69%	0.69%	0.69%	0.69%

Ratio of net investment income to average net assets (b)	1.82%	2.08%	2.38%	2.59%	2.50%

Portfolio turnover rate	13%	11%	16%	1%	15%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

20

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2017

1. Organization

The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Jamestown Equity Fund is a diversified fund and The Jamestown Tax Exempt Virginia Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

On July 29, 2015, The Jamestown Equity Fund consummated a tax-free merger with The Jamestown Balanced Fund, previously a series of the Trust, as approved by the Board of Trustees on May 19, 2015. Pursuant to the terms of the agreement governing the merger, each share of The Jamestown Balanced Fund was converted into an equivalent dollar amount of shares of The Jamestown Equity Fund, based on the net asset value of The Jamestown Equity Fund and The Jamestown Balanced Fund as of July 28, 2015 ($21.01 and $14.07, respectively), resulting in a conversion ratio of 0.669654 shares of The Jamestown Equity Fund for each share of The Jamestown Balanced Fund. The Jamestown Equity Fund issued 738,504 shares to shareholders of The Jamestown Balanced Fund. The basis of the assets transferred from The Jamestown Balanced Fund reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of The Jamestown Equity Fund and The Jamestown Balanced Fund as of the merger date were $28,889,235 and $15,513,703, respectively, including unrealized appreciation on investments of $11,999,716 and $3,528,216, respectively. The Jamestown Balanced Fund’s net assets at the time of the merger included accumulated realized capital losses of $25,176. Total net assets of The Jamestown Equity Fund immediately after the merger were $44,402,938.

Assuming the acquisition had been completed on April 1, 2015, the beginning of the annual reporting period of The Jamestown Equity Fund, The Jamestown Equity Fund's pro forma results of operations for the year ended March 31, 2016, are as follows:

Net Investment Income	Net Realized Losses and Net Change in Unrealized Depreciation on Investments	Net Decrease in Net Assets Resulting from Operations
$342,730	$(2,602,705)	$(2,259,975)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Jamestown Balanced Fund that have been included in The Jamestown Equity Fund's Statement of Operations since July 29, 2015.

21

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impacts financial statement presentation, particularly the presentation of derivative investments. Although it is still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement preparation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds, are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Given the inputs used by pricing services, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

22

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2017, by security type:

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$33,520,855	$—	$—	$33,520,855
Exchange-Traded Funds	732,402	—	—	732,402
Money Market Funds	3,250,183	—	—	3,250,183
Total	$37,503,440	$—	$—	$37,503,440

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Revenue and General Obligation Municipal Bonds	$—	$23,291,888	$—	$23,291,888
Exchange-Traded Funds	449,260	—	—	449,260
Money Market Funds	1,232,743	—	—	1,232,743
Total	$1,682,003	$23,291,888	—	$24,973,891

Refer to The Jamestown Equity Fund’s Schedule of Investments for a listing of the common stocks by sector type. As of March 31, 2017, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2017. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income and capital gain distributions are recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends received by The Jamestown Equity Fund, if any, have been recorded in accordance with the Trust’s understanding of the appropriate country's rules and tax rates.

23

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Equity Fund	3/31/2017	$ 365,171	$ 1,430,817	$ —	$ 1,795,988
	3/31/2016	$ 281,968	$ 1,610,525	$ —	$ 1,892,493
The Jamestown Tax Exempt Virginia Fund	3/31/2017	$ —	$ —	$ 462,616	$ 462,616
	3/31/2016	$ —	$ —	$ 547,481	$ 547,481

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

24

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributable earnings at March 31, 2017 was as follows:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Tax cost of portfolio investments	$24,486,628	$24,503,116
Gross unrealized appreciation	$13,178,784	$554,945
Gross unrealized depreciation	(161,972)	(84,170)
Net unrealized appreciation	13,016,812	470,775
Undistributed ordinary income	5,462	—
Undistributed tax exempt income	—	1,060
Undistributed long-term capital gains	1,119,120	—
Accumulated capital and other losses	—	(3,052)
Distributions payable	(3,637)	(1,060)
Distributable earnings	$14,137,757	$467,723

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended March 31, 2017, The Jamestown Tax Exempt Virginia Fund utilized $6,843 of long-term capital loss carryforwards to offset current year realized gains. As of March 31, 2017, The Jamestown Tax Exempt Virginia Fund had a long-term capital loss carryforward of $3,052 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2014 through March 31, 2017) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2017:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$9,284,902	$3,688,654
Proceeds from sales and maturities of investment securities	$13,907,910	$3,204,852

25

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.65% of its average daily net assets up to $500 million and 0.55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.40% of its average daily net assets up to $250 million, 0.35% of the next $250 million of such assets and 0.30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the year ended March 31, 2017, the Adviser voluntarily limited the total annual operating expenses of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund to 0.95% and 0.69%, respectively, of each Fund’s average daily net assets; accordingly, the Adviser voluntarily waived $16,594 and $64,236 of its investment advisory fees during the year ended March 31, 2017 for The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, respectively. These amounts are not subject to recapture in future periods.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Equity Fund, a portion of the Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the brokerage arrangement totaled $12,000 for The Jamestown Equity Fund for the year ended March 31, 2017.

26

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

27

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Jamestown Funds and
Board of Trustees of Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Jamestown Funds, comprised of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (the “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2017, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended prior to March 31, 2016, were audited by other auditors, whose report dated May 22, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 18, 2017

28

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustees and Officers	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of Davenport Funds	Since November 1997
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President of FBP Funds	Since September 1988
	George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
	Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
	Austin Brockenbrough, III	1802 Bayberry Court, Suite 400 Richmond, VA	1937	Vice President, The Jamestown Funds	Since September 1988
	Charles M. Caravati, III	1802 Bayberry Court, Suite 400 Richmond, VA	1965	President, The Jamestown Equity Fund	Since January 1996
	Joseph A. Jennings, III	1802 Bayberry Court, Suite 400 Richmond, VA	1962	President, The Jamestown Tax Exempt Virginia Fund	Since July 2005
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Bo J. Howell	225 Pictoria Drive, Suite 450 Cincinnati, OH	1981	Secretary	Since May 2017
	Simon H. Berry	225 Pictoria Drive, Suite 450 Cincinnati, OH	1971	Chief Compliance Officer	Since May 2017

*

Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

29

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees twelve portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC.

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

George K. Jennison is President of Oyster Consulting, LLC (a management consulting firm). He previously was a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (bank holding company).

Elizabeth W. Robertson is Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) and a Director of Towne Bank.

Austin Brockenbrough III is Chairman of the Board and Managing Director of the Adviser. He previously was a Director of Tredegar Corporation (a plastics manufacturer).

Charles M. Caravati, III is a Managing Director of the Adviser.

Joseph A. Jennings, III is a Managing Director of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Bo J. Howell is a Director of Fund Administration of Ultimus Fund Solutions, LLC (2014 to present). He previously was Counsel of Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014).

Simon H. Berry is a Senior Attorney at Ultimus Fund Solutions, LLC (2016 to present). He previously was an Attorney at the Kentucky Department of Financial Institutions (2009 to 2016).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1126.

30

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2016 through March 31, 2017).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund's ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

31

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$ 1,087.00	0.95%	$4.94
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.19	0.95%	$4.78
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$ 984.00	0.69%	$3.41
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.49	0.69%	$3.48

(a)	Annualized, based on the Fund's most recent one-half year expenses.

(b)	Expenses are equal to each Fund's annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

32

THE JAMESTOWN FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2017. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. The Jamestown Equity Fund intend to designate up to a maximum amount of $365,171 as taxed at a maximum rate of 23.8%. For the fiscal year ended March 31, 2017, 100% of the dividends paid from ordinary income by The Jamestown Equity Fund qualified for the dividends received deduction for corporations. During the year ended March 31, 2017, The Jamestown Equity Fund paid long-term capital gain distributions of $1,430,817.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

33

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on March 1, 2017, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) upon consideration of the one-year and longer-term performance of each Fund, the effectiveness of the Adviser in achieving each Fund’s investment objective, as well as the collection of services provided to shareholders, the Adviser has provided satisfactory services to the Funds; (ii) the investment advisory fees and total operating expense ratio of The Jamestown Equity Fund are competitive with comparably managed funds and the investment advisory fees and total operating

34

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

expense ratio (net of fee waivers) of the Jamestown Tax-Exempt Virginia Fund is lower than the average advisory fee and expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iii) the Adviser’s commitment to limit overall operating expenses of The Jamestown Tax-Exempt Virginia Fund by voluntarily waiving a portion of its investment advisory fees has enabled the Fund to increase returns for its shareholders and to maintain an overall expense ratio that is lower than the average for similarly managed funds, despite the small size of the Fund; and (iv) the Adviser’s profitability with respect to The Jamestown Funds is reasonable. Given the current size of each Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

35

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THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

1802 Bayberry Court

Suite 400

Richmond, Virginia 23226

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts 02109

Board of Trustees

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Robert S. Harris, Ph.D.

Harris V. Morrissette

Elizabeth W. Robertson

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Dr. Robert S. Harris and Elizabeth W. Robertson. Dr. Harris and Ms. Robertson are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $151,500 and $151,500 with respect to the registrant’s fiscal years ended March 31, 2017 and 2016, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $36,000 and $36,000 with respect to the registrant’s fiscal years ended March 31, 2017 and 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters—$5,000

•
Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies—$5,000

•	All tax services provided to the registrant in the aggregate—$5,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended March 31, 2017 and 2016, aggregate non-audit fees of $36,000 and $36,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ Bo J. Howell
Bo J. Howell, Secretary

Date	May 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President
(FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	May 24, 2017

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President
(The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	May 24, 2017

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President
(The Jamestown Equity Fund)

Date	May 24, 2017

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)

Date	May 24, 2017

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund)

Date	May 24, 2017

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	May 24, 2017

*	Print the name and title of each signing officer under his or her signature.